Sentinel Variable Products Trust

                P O L I C Y H O L D E R S   A N N U A L   R E P O R T

                          D E C E M B E R   3 1 ,   2 0 0 5
oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo


SENTINEL VARIABLE PRODUCTS TRUST

National Life Drive,
Montpelier, Vermont 05604

--------------------------------------------------------------------------------
TABLE OF CONTENTS
1   Message to Policyholders
3   Fund Performance
4   Actual and Hypothetical Expenses for Comparison Purposes
5   Sentinel Variable Products Trust Balanced Fund
8   Sentinel Variable Products Trust Bond Fund
10  Sentinel Variable Products Trust Common Stock Fund
13  Sentinel Variable Products Trust Growth Index Fund
18  Sentinel Variable Products Trust Mid Cap Growth Fund
22  Sentinel Variable Products Trust Money Market Fund
24  Sentinel Variable Products Trust Small Company Fund
28  SVPT Statement of Assets and Liabilities
30  SVPT Statement of Operations
32  SVPT Statement of Changes in Net Assets
34  SVPT Financial Highlights
36 SVPT Notes to Financial Statements
40  Report of Independent Registered Public Accounting Firm
41  Information and Services for Policyholders
42  Board Approval of Advisory Agreement
44 Board Members and Officers Message to Policyholders oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo
                            Message to Policyholders


DEAR POLICYHOLDER:
We are pleased to submit our annual report for the 12 months ending December 31, 2005.

THE ECONOMY
During the past year, domestic economic activity remained surprisingly robust despite persistently high energy costs, a continuation of short-term interest-rate hikes by the Federal Reserve and dislocations caused by Hurricane Katrina. Amidst some fourth-quarter volatility, gross domestic product
(GDP) growth for 2005 settled in at an annual rate of about 3.5%. Labor market conditions remained firm, wage inflation modest and unemployment at 5%.

         The Federal Reserve achieved initial success in cooling the real estate market and gradually deflating a potentially speculative housing bubble. Household wealth has increased in recent years on the strength of real estate values, and generally low mortgage rates enabled consumers to re-finance and spend at rates greater than the increase in disposable income. Consumers' ability to continue to spend has apparently diminished, with increases in short-term interest rates working their way into rates on credit card debts and adjustable-rate mortgages.

         While we expect consumers to cut back on discretionary spending in 2006 to rebuild household savings rates from historically low levels, there are encouraging signs elsewhere. Corporate profit growth continued at double-digit rates during 2005, and were at all-time highs, on both an absolute basis and as a percentage of GDP. After years of share buy-backs and increased cash dividends, companies have begun to increase the amount spent on plant, equipment and facilities at rates we have not seen in a number of years. With companies lifting their capital expenditures by bounds, and much of this directed internationally, we saw this theme as one that could weigh heavily in our investment decisions in the years ahead.

         Overseas economies also did well in 2005, with reform-minded governments in Germany and Japan lifting investor confidence and corporate restructuring activities beginning to take hold. The Japanese market rose 40% in local currency terms and Germany 27%. In 2006, we should continue to see strength from Asia and Europe, and the emerging economies of China and India continue to increase their influence on the global economic scene.

         It seems likely that economic growth will moderate in 2006, to perhaps a sub-3% rate, as the impact of Federal Reserve rate hikes, now generally expected to be reaching an end, work their way into the system.

THE FINANCIAL MARKETS

THE EQUITY MARKETS
The stock market finished the year with a strong quarter, as investors anticipated an end to the Federal Reserve's "measured pace" of upward adjustments to the Fed Funds rate. Investors also correctly anticipated that earnings growth would continue to be relatively strong.

         For the 12-month period ending December 31, 2005, the Standard & Poor's 500 Composite Stock Price Index gained 4.9%, the Dow Jones Industrial Average up 1.7% and the NASDAQ rose 2.1%. In general, mid-cap and small-cap stocks performed better than large-cap stocks. The bulk of the equity markets' gains during 2005 were concentrated in several sectors, namely energy and utilities, which benefited from higher prices for raw material costs.

         Sentinel Variable Products Trust equity funds enjoyed solid gains during the 12-month period. The funds showing the largest gains were the SVPT Small Company Fund, which was up 8.2% for the period, the SVPT Common Stock Fund, which returned 7.6%, and the SVPT Mid Cap Growth Fund, which gained 3.8%. Additionally, the SVPT Balanced Fund returned a very competitive return of 5.7% during the period.

         The modest gains in stock prices this year left the stock market's valuation levels at just about the same position as a year ago, selling at less than 17 times estimated earnings for the year ahead. This price/earnings level appeared to be justified, given the relatively low level of long-term interest rates, modest inflation and still-low dividend and capital gains tax rates.

         Our outlook calls for corporate earnings to increase 8% to 12% over the next 12 months, if the economic recovery continues at about a 3% rate. While the market's price/earnings multiple could contract if interest rates rise more than expected over that period, companies that produce exceptional earnings gains could deliver solid returns. One significant positive factor to keep in mind is that corporate balance sheets remain stronger than they have been in some time. We expect significant increases in dividends and share repurchases to continue during 2006.

    Multiples have now become so compressed that investors no longer need to pay much of a premium to buy high quality growth stocks. It is also worth noting that growth stocks tend to deliver better returns in a slow-growth environment, because their prospects tend to be appreciated more in those periods. For these reasons, we believe that reasonably valued, high-quality growth stocks are particularly attractive at this time.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

         We continue to search for high-quality stocks that can offer above-average returns and are selling at reasonable valuations. Whether focused on the "core" or the "growth" segments of the market, all our equity portfolios use a "price-conscious" approach as we seek out companies with strong cash flows and solid growth prospects. We believe the current market environment, with its compressed valuations, favors professional investors whose expertise is individual stock selection. By focusing on portfolios containing high-quality stocks at attractive values, we hope to continue to reward the Funds shareholders with strong long-term performance.

THE FIXED-INCOME MARKETS
The bond market provided investors with modest returns generally between 2-3% for the fiscal year ending December 31, 2005. The Federal Reserve continued its measured-pace approach in tightening monetary policy throughout the 12-month period. The Federal Reserve raised short-term interest rates eight times, 25 basis points every meeting, raising the Federal Funds Rate from 2.5% to 4.25%. In response, short and intermediate bonds were under pressure all year. The 10-year U.S. Treasury Note barely moved in yield, up only 17 basis points to 4.39%, while the 30-year U.S. Treasury Bond fell 29 basis points in yield to 4.54%. As a result, longer maturity bonds vastly outperformed those of short and intermediate durations. The U.S. Treasury 2-year Note, the U.S. Treasury security most sensitive to Fed action, rose 133 basis points to 4.40%, less than the Fed's 200 basis point tightening.

         The real story regarding interest rates was the tremendous flattening of the U.S. Treasury yield curve. Over the fiscal year, the yield curve flattened 162 basis points from +176 basis points to +14 basis points, as measured by the U.S. Treasury 2-year Note to 30-year Treasury Bond yield differential. Volatility remained the norm for the bond market as the 10-year Treasury Note traded in a 3.89% to 4.66% range. The Lehman U.S. Treasury Index produced a 2.79% return over the 12-month period.

         Prepayments on mortgage-backed securities remained dormant with the rise in short-term interest rates and the flattening of the yield curve. In general, 30-year fixed rate mortgages rose from 5.50% to 6.25% on a new origination basis. The Lehman Mortgage-Backed Securities Index returned 2.61%, slightly less than the Lehman U.S. Treasury Index.

         The watershed event for the corporate bond market was the downgrading of General Motors and Ford Motor to junk status. Corporate bonds lagged both mortgage-backed securities and U.S. Treasuries on a relative basis during the fiscal year. Investment-grade corporate bond supply was virtually unchanged from the previous year's level. Higher-quality corporate bonds outperformed lower-quality bonds in the investment-grade market, reversing last year's trend. The Lehman U.S. Credit Index returned 1.68% for the 12-month period, while the Lehman High Yield Index returned 2.74%.

SUMMARY

In 2006, we plan to continue to apply our approach to investing: seeking world-class companies, run by experienced management, operating with sturdy franchises and financed by clean balance sheets. As always, we appreciate your support and look forward to continuing to help you achieve your investment goals.


Sincerely,


/s/ THOMAS H. MACLEAY
----------------------
Thomas H. MacLeay
Chairman





/S/ CHRISTIAN THWAITES
----------------------
Christian Thwaites
President and Chief Executive Officer
oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo


                                Fund Performance

Performance data for each Sentinel Variable Products Trust Fund is provided in this table. Financial data is contained in the following pages.

                                      For the period from
                                   01/01/05 through 12/31/05
                         ------------------------------------------------
                         12/31/05
                         Net Asset                   Capital
Sentinel Variable        Value Per      Income        Gain         Total
Products Trust Fund        Share      Dividends   Distributions   Return*
-------------------------------------------------------------------------
BALANCED                 $   11.63   $   0.27      $   0.20       5.65%
-------------------------------------------------------------------------
BOND                          9.84       0.45           --        1.81
-------------------------------------------------------------------------
COMMON STOCK                 11.69       0.13           --        7.64
-------------------------------------------------------------------------
GROWTH INDEX                  8.05       0.08           --        2.99
-------------------------------------------------------------------------
MID CAP GROWTH                9.64        --            --        3.77
-------------------------------------------------------------------------
MONEY MARKET                  1.00       0.0280         --        2.84
-------------------------------------------------------------------------
SMALL COMPANY                13.94       0.01          1.47       8.21
-------------------------------------------------------------------------

STANDARD & POOR'S 500
COMPOSITE STOCK PRICE INDEX +  --         --            --        4.91
-------------------------------------------------------------------------
LEHMAN AGGREGATE BOND INDEX ++ --         --            --        2.43
-------------------------------------------------------------------------


* Total return is computed assuming the reinvestment of dividends and capital gain distributions using net asset values. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If performance information included the effect of such charges, total returns would have been lower. Past performance is no guarantee of future results.
+    An unmanaged index of stocks reflecting average prices in the stock market.
++   An unmanaged index of bonds reflecting average prices in the bond market.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

            Actual and Hypothetical Expenses for Comparison Purposes


EXAMPLE
As a shareholder of one or more of the Sentinel Variable Products Trust Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

         The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 07/01/05 through 12/31/05.

ACTUAL EXPENSES
The first line of each fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled Expenses Paid from 07/01/05 through 12/31/05 to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of the share class and an assumed rate of return of 5% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Sentinel Variable Products Trust Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

         Please note that the expenses shown in the table below do not include fees and expenses charged or incurred by the separate accounts of National Life Insurance Company which purchases shares of the Funds to serve as investment vehicles under variable life insurance policies or variable annuity contracts issued by National Life Insurance Company. If such expenses were included, the overall expenses shown in the table below would be higher. The expenses shown in the table below do not include the effect of fee waivers or reimbursements applicable to the Balanced, Bond, Growth Index and Money Markets Funds.



Actual and hypothetical expenses for each Sentinel Variable Products Trust Fund are provided in this table. More detailed expense data is contained in the following pages.

-----------------------------------------------------------------------------------------------------------------
                                                            Beginning      Ending                   Expenses Paid
                            Total                 Total      Account       Account    Annualized    from 07/01/05
Sentinel Variable          Return                Return       Value         Value      Expense         through
Products Trust Fund      Description           Percentage   07/01/05      12/31/05      Ratio         12/31/05*
-----------------------------------------------------------------------------------------------------------------

BALANCED                   Actual                4.46%     $ 1,000.00    $ 1,044.59     0.89%         $ 4.60
                        Hypothetical             2.05%     $ 1,000.00    $ 1,020.53     0.89%         $ 4.55
               (5% per year before expenses)
-----------------------------------------------------------------------------------------------------------------
BOND                       Actual               -0.84%     $ 1,000.00    $ 1,991.57     0.73%         $ 3.66
                        Hypothetical             2.14%     $ 1,000.00    $ 1,021.36     0.73%         $ 3.71
               (5% per year before expenses)
-----------------------------------------------------------------------------------------------------------------
COMMON STOCK                Actual               7.45%     $ 1,000.00    $ 1,074.49     0.67%         $ 3.49
                        Hypothetical             2.17%     $ 1,000.00    $ 1,021.66     0.67%         $ 3.40
               (5% per year before expenses)
-----------------------------------------------------------------------------------------------------------------
GROWTH INDEX               Actual                5.12%     $ 1,000.00    $ 1,051.17     1.74%         $ 9.02
                        Hypothetical             1.63%     $ 1,000.00    $ 1,016.28     1.74%         $ 8.86
              (5% per year before expenses)
-----------------------------------------------------------------------------------------------------------------
MID CAP GROWTH            Actual                 6.52%     $ 1,000.00    $ 1,065.19     0.84%         $ 4.35
                       Hypothetical              2.08%     $ 1,000.00    $ 1,020.82     0.84%         $ 4.25
              (5% per year before expenses)
-----------------------------------------------------------------------------------------------------------------
MONEY MARKET              Actual                 1.67%     $ 1,000.00    $ 1,016.73     0.56%         $ 2.85
                       Hypothetical              2.22%     $ 1,000.00    $ 1,022.20     0.56%         $ 2.85
              (5% per year before expenses)
-----------------------------------------------------------------------------------------------------------------
SMALL COMPANY            Actual                  6.93%     $ 1,000.00    $ 1,069.31     0.74%         $ 3.85
                      Hypothetical               2.13%     $ 1,000.00    $ 1,021.31     0.74%         $ 3.76
              (5% per year before expenses)
-----------------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184)/365 (or 366).

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

      SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND SEEKS A COMBINATION OF
       GROWTH OF CAPITAL AND CURRENT INCOME, WITH RELATIVELY LOW RISK AND RELATIVELY LOW FLUCTUATIONS IN VALUE, BY INVESTING IN HIGH QUALITY COMMON
                       STOCKS AND INVESTMENT GRADE BONDS.

                 Sentinel Variable Products Trust Balanced Fund

      STRONG SECURITY SELECTION ACROSS THE PORTFOLIO LED TO THE BULK OF THE
            FUND'S PERFORMANCE ADVANTAGE OVER ITS MARKET BENCHMARKS.

For the 12-month period ended December 31, 2005, the Sentinel Variable Products Trust Balanced Fund returned 5.65%. Stocks outperformed bonds during the year as reflected by the S&P 500 Composite Stock Price Index return of 4.91% in 2005 and the Lehman Aggregate Bond Index return of 2.43%.

         Strong security selection across the portfolio led to the bulk of the Fund's performance advantage over its market benchmarks. In the fourth quarter, the basic materials sector was the strongest performing sector, and the Fund was overweighted versus the S&P 500 index in this sector. Financials were also a strong-performing sector during the quarter, although the Fund remained mildly underweighted versus the S&P 500 index in financials, in particular those banks involved in mortgage lending and consumer finance.

         The Federal Reserve continued its "measured" pace of short-term interest rate hikes throughout the 12-month period, ending the year with the Federal Funds Rate at 4.25%. In response, short and intermediate-term bonds were under pressure all year, resulting in a tremendous flattening of the U.S. Treasury yield curve. The Fund continued to emphasize yield in this relatively low interest-rate environment and should continue to maintain a high exposure to mortgage-backed securities, which offer investors protection from excessive prepayments but hold an attractive yield advantage over Treasury securities of similar maturity.

         2005 began with a portfolio mix of 61% stocks, 35% bonds and 4% cash and cash equivalents. The Fund's asset allocation at year-end was 63% stocks, 32% bonds and 5% cash and cash equivalents, reflecting outperformance by equities relative to bonds, and a less positive stance on bonds relative to cash, given sharply higher short-term interest rates at year-end. While we consider the stock market to be essentially fairly valued, we expect to find attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks that are growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payment to shareholders. We believe the Fund is well positioned to take advantage of these market dynamics, as the bulk of its equity exposure was invested in these stocks at the end of the period. A sizeable commitment to fixed-income securities is expected to be maintained in the Fund as a means of generating income and reducing risk.



/s/ DAVID M. BROWLEE
--------------------
DAVID M. BROWNLEE, CFA




/S/ DANIEL J.MANION
-------------------
DANIEL J. MANION, CFA



--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST BALANCED FUND
Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares.

ENDING VALUES & LEGEND

SVPT Balance Fund       $13,061

S&P 500 Stock Index*    $13,160

Lehman Aggregate Bond
Index**                 $11,078



------------------------------
AVERAGE ANNUAL TOTAL RETURN -
Through 12/31/05

Period
1 Year            5.65%
-----------------------
Since Inception+ 11.68%
-----------------------
+8/1/03


*An  unmanaged index of stocks reflecting average prices in the stock market.

**An unmanaged index of bonds reflecting average prices in the bond market.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                 Sentinel Variable Products Trust Balanced Fund
--------------------------------------------------------------------------------
PORTFOLIO WEIGHTINGS
As a percentage of net assets as of 12/31/05

PIE CHART OMITTED

COMMON STOCKS                            61.7%
U.S. GOVERNMENT AGENCY OBLIGATIONS       32.5%
CASH AND OTHER                            4.8%



TOP EQUITY HOLDINGS as of 12/31/05
                                                               Percent of
Description                                                    Net Assets
--------------------------------------------------------------------------------
Schlumberger Ltd.                                                 1.8%
--------------------------------------------------------------------------------
Citigroup, Inc.                                                   1.8%
--------------------------------------------------------------------------------
General Electric Co.                                              1.5%
--------------------------------------------------------------------------------
Microsoft Corp.                                                   1.3%
--------------------------------------------------------------------------------
Procter & Gamble Co.                                              1.3%
--------------------------------------------------------------------------------
United Technologies Corp.                                         1.3%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                 1.2%
--------------------------------------------------------------------------------
Medtronic, Inc.                                                   1.1%
--------------------------------------------------------------------------------
Johnson & Johnson                                                 1.1%
--------------------------------------------------------------------------------
Freeport-McMoran Copper & Gold - Class B                          1.1%
--------------------------------------------------------------------------------
TOTAL OF NET ASSETS*                                             13.5%
--------------------------------------------------------------------------------


TOP FIXED INCOME HOLDINGS as of 12/31/05

                                                   Maturity         Percent of
Description                         Coupon         Date             Net Assets
--------------------------------------------------------------------------------
FHR 2489 PE                         6%             8/15/32            7.1%
--------------------------------------------------------------------------------
FNR 2002-73 QE                      5.5%           4/25/31            6.9%
--------------------------------------------------------------------------------
FHR 2416 PV                         6%             2/15/32            4.7%
--------------------------------------------------------------------------------
FHR 2561 UE                         5.5%           6/15/22            4.7%
--------------------------------------------------------------------------------
Prudential Funding Corp.            4.22%          1/3/06             3.7%
--------------------------------------------------------------------------------
FHR 2463 PG                         6%             6/15/32            2.5%
--------------------------------------------------------------------------------
FHR 2527 BM                         5.5%           11/15/17           2.4%
--------------------------------------------------------------------------------
FHR 2704 BH                         4.5%           11/15/23           2.2%
--------------------------------------------------------------------------------
FHR 2208 PG                         7%             1/15/30            2.0%
--------------------------------------------------------------------------------
TOTAL OF NET ASSETS*                                                 36.2%
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE DURATION (for all Bonds) 3.5 YEARS**
--------------------------------------------------------------------------------

*    Holdings vary. More complete holdings follow.
** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.

--------------------------------------------------------------------------------

INVESTMENT IN SECURITIES
at December 31, 2005

                                                    PRINCIPAL AMOUNT     VALUE
                                                        (M=$1,000)     (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS 32.5%
FEDERAL HOME LOAN MORTGAGE CORPORATION     25.5%
Collateralized Mortgage Obligations:
FHR 2527 BM 5.5%, 11/15/17                                  500M      $  507,505
FHR 2561 UE 5.5%, 06/15/22                                1,000M       1,010,450
FHR 2704 BH 4.5%, 11/15/23                                  500M         467,105
FHR 2208 PG 7%, 01/15/30                                    423M         441,070
FHR 2416 PV 6%, 02/15/32                                  1,000M       1,019,030
FHR 2463 PG 6%, 06/15/32                                    525M         533,773
FHR 2489 PE 6%, 08/15/32                                  1,500M       1,529,205
                                                                      ----------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION                           5,508,138
                                                                      ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION 7.0%
Collateralized Mortgage Obligations:
FNR 2002-73 QE 5.5%, 04/25/31                             1,500M       1,497,465
                                                                      ----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $7,007,874)                                                    7,005,603
                                                                      ----------


                                                           SHARES        VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 62.7%
CONSUMER DISCRETIONARY 5.4%
Carnival Corp.                                             1,800      $   96,246
* Comcast Corp. - Class A                                  6,300         161,847
Gap, Inc.                                                  4,000          70,560
Grupo Televisa, S.A                                        1,300         104,650
Hilton Hotels Corp.                                        3,500          84,385
McDonald's Corp.                                           3,000         101,160
McGraw-Hill Cos., Inc.                                     2,200         113,586
Staples, Inc.                                              6,000         136,260
Time Warner, Inc.                                         13,000         226,720
TJX Cos., Inc.                                             3,400          78,982
                                                                      ----------
                                                                       1,174,396
                                                                      ----------
CONSUMER STAPLES 6.9%
Altria Group, Inc.                                         2,900         216,688
Coca-Cola Co.                                              1,300          52,403
CVS Corp.                                                  2,700          71,334
Diageo plc (ADR)                                           2,000         116,600
Kellogg Co.                                                1,800          77,796
Kimberly-Clark Corp.                                       2,500         149,125
PepsiCo, Inc.                                              3,500         206,780
Procter & Gamble Co.                                       4,937         285,754
Wal-Mart Stores, Inc.                                      2,500         117,000
Wrigley (Wm.) Jr. Co.                                      2,800         186,172
                                                                      ----------
                                                                       1,479,652
                                                                      ----------


                                                           SHARES        VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
ENERGY 7.5%
Chevron Corp.                                              3,900      $  221,403
EOG Resources, Inc.                                        2,600         190,762
Exxon Mobil Corp.                                          4,500         252,765
GlobalSantaFe Corp.                                        2,000          96,300
Murphy Oil Corp.                                           1,000          53,990
Noble Energy, Inc.                                         3,000         120,900
* Pride Int'l., Inc.                                       5,100         156,825
Schlumberger Ltd.                                          4,000         388,600
* Weatherford Int'l., Ltd.                                 3,600         130,320
                                                                      ----------
                                                                       1,611,865
                                                                      ----------
FINANCIALS 10.9%
American Express Co.                                       2,700         138,942
American Int'l. Group                                      2,700         184,221
Ameriprise Financial, Inc.                                   540          22,140
Bank of America Corp.                                      4,700         216,905
Bank of New York, Inc.                                     3,800         121,030
Citigroup, Inc.                                            8,000         388,240
Goldman Sachs Group, Inc.                                  1,000         127,710
J.P. Morgan Chase & Co.                                    3,500         138,915
MBNA Corp.                                                 4,100         111,315
Mellon Financial Corp.                                     3,500         119,875
Merrill Lynch & Co., Inc.                                  1,700         115,141
Morgan Stanley                                             1,700          96,458
PNC Financial Services Group, Inc.                           800          49,464
St. Paul Travelers Cos., Inc.                              4,683         209,190
U.S. Bancorp                                               3,400         101,626
Wachovia Corp.                                             1,500          79,290
Wells Fargo & Co.                                          2,100         131,943
                                                                      ----------
                                                                       2,352,405
                                                                      ----------


6                                             See Notes to Financial Statements.


                 Sentinel Variable Products Trust Balanced Fund
--------------------------------------------------------------------------------
INVESTMENT IN SECURITIES (Continued)
at December 31, 2005


                                                           SHARES        VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
HEALTH CARE 10.4%
* Amgen, Inc.                                               2,000     $  157,720
Baxter Int'l., Inc.                                         3,100        116,715
* Boston Scientific Corp.                                   4,000         97,960
Bristol-Myers Squibb Co.                                    4,000         91,920
* Cerner Corp.                                                300         27,273
Cigna Corp.                                                   500         55,850
GlaxoSmithKline plc (ADR)                                   2,200        111,056
Guidant Corp.                                               1,100         71,225
HCA, Inc.                                                   2,800        141,400
Johnson & Johnson                                           4,100        246,410
* Laboratory Corp. of America Holdings                      2,100        113,085
Lilly, Eli & Co.                                            1,500         84,885
* Medco Health Solutions, Inc.                              1,449         80,854
Medtronic, Inc.                                             4,300        247,551
Novartis (ADR)                                              2,600        136,448
Pfizer, Inc.                                                6,400        149,248
Sanofi-Aventis (ADR)                                        2,300        100,970
Teva Pharmaceutical Industries Ltd. (ADR)                   5,100        219,351
                                                                      ----------
                                                                       2,249,921
                                                                      ----------
INDUSTRIALS 9.3%
Boeing Co.                                                  2,400        168,576
Canadian Nat'l. Railway Co.                                   600         47,994
Deere & Co.                                                 1,500        102,165
General Dynamics Corp.                                        900        102,645
General Electric Co.                                        9,300        325,965
Honeywell Int'l., Inc.                                      5,200        193,700
Northrop Grumman Corp.                                      1,700        102,187
Rockwell Automation, Inc.                                   2,500        147,900
Tyco Int'l. Ltd                                             7,600        219,336
Union Pacific Corp.                                         2,000        161,020
United Technologies Corp.                                   5,000        279,550
Waste Management, Inc.                                      5,000        151,750
                                                                      ----------
                                                                       2,002,788
                                                                      ----------
INFORMATION TECHNOLOGY 7.7%
Accenture Ltd.                                              2,100         60,627
Applied Materials, Inc.                                     4,700         84,318
* Broadcom Corp. - Class A                                  1,400         66,010
Computer Associates Int'l., Inc.                            2,600         73,294
* EMC Corp.                                                 8,700        118,494
First Data Corp.                                            1,600         68,816
* Freescale Semiconductor, Inc. - Class B                   3,852         96,955
Int'l. Business Machines                                    2,500        205,500
Microsoft Corp.                                            11,000        287,650
Motorola, Inc.                                              7,000        158,130
Nokia Corp. (ADR)                                           5,100         93,330
* Oracle Corp.                                             10,000        122,100
Qualcomm, Inc.                                              1,100         47,388
Seagate Technology (R)                                      2,600         51,974
Texas Instruments                                           4,000        128,280
                                                                      ----------
                                                                       1,662,866
                                                                      ----------



                                                           SHARES        VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
MATERIALS 3.3%
DuPont, E.I. de Nemours & Co.                               5,000     $  212,500
Freeport-McMoran Copper & Gold - Class B                    4,500        242,100
Int'l. Paper Co.                                            3,500        117,635
Newmont Mining Corp.                                          700         37,380
Praxair, Inc.                                               2,200        116,512
                                                                      ----------
                                                                         726,127
                                                                      ----------
TELECOMMUNICATION SERVICES 0.8%
Sprint Nextel Corp.                                         2,800         65,408
Vodafone Group plc (ADR)                                    4,800        103,056
                                                                      ----------
                                                                         168,464
                                                                      ----------
UTILITIES 0.5%
Entergy Corp.                                               1,500        102,975
                                                                      ----------
TOTAL COMMON STOCKS
(Cost $10,973,587)                                                    13,531,459
                                                                      ----------


                                                      PRINCIPAL AMOUNT    VALUE
                                                         (M=$1,000)     (Note 2)
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES 3.7%
Prudential Funding Corp.
4.22%, 01/03/06
(Cost $799,812)                                             800M      $  799,812
                                                                      ----------
TOTAL INVESTMENTS
(Cost $18,781,273)**                                                  21,336,874

EXCESS OF OTHER ASSETS
OVER LIABILITIES 1.1%                                                    241,211
                                                                      ----------
NET ASSETS                                                           $21,578,085
                                                                     -----------


*    Non-Income producing

** Cost for federal income tax purposes is $18,793,905. At December 31, 2005 net unrealized appreciation for federal income tax purposes aggregated $2,542,969 of which $2,752,410 related to appreciated securities and $209,441 related to depreciated securities.

(ADR) - American Depository Receipt

(R)   - Return of Capital paid during the fiscal period.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

         SENTINEL VARIABLE PRODUCTS TRUST BOND FUND SEEKS HIGH CURRENT
               INCOME WHILE SEEKING TO CONTROL RISK BY INVESTING
              EXCLUSIVELY IN FIXED-INCOME SECURITIES AND MAINLY IN
                             INVESTMENT GRADE BONDS.

                   Sentinel Variable Products Trust Bond Fund

AFTER RAISING SHORT-TERM INTEREST RATES 25 BASIS POINTS FOR 13 CONSECUTIVE MEETINGS - A TOTAL OF 325 BASIS POINTS SINCE JUNE 2004 - THE FEDERAL RESERVE STATED THAT THE INFLATION/GROWTH TRADEOFF TO THE U.S. ECONOMY WAS MUCH MORE IN BALANCE.

For the fiscal year ending December 31, 2005, the Sentinel Variable Products Trust Bond Fund returned 1.81%, versus a 2.43% return for the Lehman Aggregate Bond Index, resulting in an underperformance of 62 basis points.

         Interest rates rose modestly during 2005 as the Federal Reserve continued its tightening of monetary policy, but late in the fourth quarter it hinted that it was nearing the end of the tightening phase. After raising short-term interest rates 25 basis points for 13 consecutive meetings - a total of 325 basis points since June 2004 - the Federal Reserve stated that the inflation/growth tradeoff to the U.S. economy was much more in balance. Economic data released during the fourth quarter of 2005 was distorted by the lingering effects of Hurricane Katrina.

         The real story with respect to interest rates for the year was the tremendous flattening of the U.S. Treasury yield curve. As measured by the 2-year Note to 30-year Bond yield differential, the curve flattened 162 basis points for the year, ending at a scant 14 basis point slope. Foreign central banks continued to purchase aggressively long-dated U.S. Treasuries, while the front end of the yield curve lost sponsorship due to the Federal Reserve tightenings.

         In terms of sector performance within the fixed-income markets, returns were very modest for the year, according to the Lehman Indices:

                          12-Month Total Return
Lehman U.S. Treasury                 2.79%
Lehman High Yield                    2.74%
Lehman Mortgage-Backed Bond          2.61%
Lehman Corporate                     1.68%

         As these returns illustrate, relative performance across the sectors of the fixed-income markets was extremely narrow - the tightest on record, in fact -hence, sector weightings had little impact on performance during 2005.

         During the fourth quarter, the effective duration of the Fund was reduced from 4.7 years to 3.4 years. This represents a 25% duration underweighting to the Lehman Aggregate Bond index. As of December 31, 2005, the Fund's exposure to the mortgage-backed securities (MBS) sector stood at 71% of assets, up from 69% as of September 30, 2005. The Fund's relative underperformance versus the Lehman index during the fourth quarter was a function of its initial longer duration as well as a widening of MBS spreads relative to U.S. Treasuries in the period. For the year, the Fund's fourth quarter underperformance was large enough to affect the Fund's year-to-date return and variance.



/s/  DAVID M. BROWNLEE
----------------------
DAVID M. BROWNLEE, CFA

--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST BOND FUND
Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares.

ENDING VALUES & LEGEND
SVPT Bond Fund  $11,238
Lehman Aggregate
Bond Index*     $11,078

------------------------------
AVERAGE ANNUAL TOTAL RETURN -
Through 12/31/05

Period
1 Year                1.81%
------------------------------
Since Inception+      4.95%
------------------------------
+8/1/03


* An unmanaged index of bonds reflecting average prices in the bond market.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                   Sentinel Variable Products Trust Bond Fund
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE DURATION**
As a percentage of net assets as of 12/31/05

1 yr. to 2.99 yrs.      39.2%
3 yrs. to 3.99 yrs      31.9%
4 yrs. to 5.99 yrs.     14.9%
6 yrs. to 7.99 yrs.      9.3%
8 yrs. and over          2.2%
Less than 1 yrs.         2.5%


TOP HOLDINGS as of 12/31/05
                                              Maturity          Percent of
Description                 Coupon            Date              Net Assets
--------------------------------------------------------------------------------
FHR 2489 PE                 6%                8/15/32           10.8%
--------------------------------------------------------------------------------
GNR 2003-27 B               5.5%              2/20/28           10.7%
--------------------------------------------------------------------------------
U.S. Treasury Note          3.375%           10/15/09            7.2%
--------------------------------------------------------------------------------
FHR 2208 PG                 7%                1/15/30            6.5%
--------------------------------------------------------------------------------
FHR 2501 PU                 6%                1/15/32            6.5%
--------------------------------------------------------------------------------
FNR 2002-73 QE              5.5%              4/25/31            6.3%
--------------------------------------------------------------------------------


                                              Maturity          Percent of
Description                   Coupon          Date              Net Assets
--------------------------------------------------------------------------------
FHR 2355 AE                   6%              9/15/31            5.6%
--------------------------------------------------------------------------------
FHR 2416 PV                   6%              2/15/32            4.3%
--------------------------------------------------------------------------------
FHR 2463 PG                   6%              6/15/32            4.3%
--------------------------------------------------------------------------------
FHR 2561 UE                   5.5%            6/15/22            4.3%
--------------------------------------------------------------------------------
TOTAL OF NET ASSETS*                                            66.5%
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE DURATION (for all Bonds) 3.4 YEARS**
--------------------------------------------------------------------------------
*    Holdings vary. More complete holdings follow.
** The average effective duration considers the call and put date of a security and the pre-payment risk of mortgage-backed bonds to measure the sensitivity of the Fund's price due to changes in interest rates.
--------------------------------------------------------------------------------

 INVESTMENT IN SECURITIES
 at December 31, 2005
                                                        PRINCIPAL AMOUNT  VALUE
                                                           (M=$1,000)   (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS 80.2%
U.S. TREASURY OBLIGATIONS 9.2%
5-Year:
U.S. Treasury Note 3.375%, 10/15/09                         1,750M   $ 1,690,937
U.S. Treasury Note 3.625%, 01/15/10                         500M         486,250
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS                                        2,177,187
                                                                     -----------
U.S GOVERNMENT AGENCY OBLIGATIONS 71.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION 51.6%
Collateralized Mortgage Obligations:
FHR 2561 UE 5.5%, 06/15/22                                  1,000M     1,010,450
FHR 2793 GB 5.5%, 07/15/23                                  500M         503,700
FHR 2208 PG 7%, 01/15/30                                    1,481M     1,543,746
FHR 2355 AE 6%, 09/15/31                                    1,303M     1,324,537
FHR 2359 PZ 6.5%, 09/15/31                                  659M         685,244
FHR 2687 PG 5.5%, 03/15/32                                  1,000M     1,007,820
FHR 2501 PU 6%, 01/15/32                                    1,500M     1,525,410
FHR 2416 PV 6%, 02/15/32                                    1,000M     1,019,030
FHR 2463 PG 6%, 06/15/32                                    1,000M     1,016,710
FHR 2489 PE 6%, 08/15/32                                    2,500M     2,548,675
                                                                     -----------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION                          12,185,322
                                                                     -----------


                                                       PRINCIPAL AMOUNT  VALUE
                                                           (M=$1,000)   (Note 2)
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION 8.8%
Collateralized Mortgage Obligaions:
FNR 2005-14 BA 4.5%, 04/25/19                               591M     $   576,657
FNR 2002-73 QE 5.5%, 04/25/31                               1,500M     1,497,465
                                                                     -----------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION                            2,074,122
                                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION 10.6%
Collateralized Mortgage Obligations:
GNR 2003-27 B 5.5%, 02/20/28                                2,500M     2,516,775
                                                                     -----------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS                              16,776,219
                                                                     -----------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $18,953,649)                                                    18,953,406
                                                                     -----------


BONDS 18.8%
BASIC MATERIALS 2.0%
Alcan, Inc. 5%, 06/01/15                                    500M         485,625
                                                                     -----------
CONSUMER CYCLICAL 3.0%
McDonald's Corp. 4.125%, 06/01/13                           750M         711,563
                                                                     -----------
CONSUMER STAPLES 5.1%
Anheuser Busch Cos., Inc. 4.375%, 01/15/13                  740M         716,875
Ingersoll-Rand Co. 4.75%, 05/15/15                          500M         486,875
                                                                     -----------
                                                                       1,203,750
                                                                     -----------


                                                       PRINCIPAL AMOUNT  VALUE
                                                           (M=$1,000)   (Note 2)
--------------------------------------------------------------------------------
FINANCIAL INSTITUTIONS 3.2%
Bank of New York 4.95%, 01/14/11                            500M     $   500,000
Fleet National Bank Providence RI Mtn. 5.75%, 01/15/09      250M         255,937
                                                                     -----------
                                                                         755,937
                                                                     -----------
MEDIA 2.3%
Time Warner Cos., Inc. 6.875%, 06/15/18                     500M         531,875
                                                                     -----------
REAL ESTATE 3.2%
Duke Realty LP 5.4%, 08/15/14                               250M         250,937
ERP Operating LP 5.25%, 09/15/14                            500M         498,750
                                                                     -----------
                                                                         749,687
                                                                     -----------
TOTAL BONDS
(Cost $4,497,319)                                                      4,438,437
                                                                     -----------
TOTAL INVESTMENTS
(Cost $23,450,968)*                                                   23,391,843

EXCESS OF OTHER ASSETS
OVER LIABILITIES 1.0%                                                    233,863
                                                                     -----------
NET ASSETS                                                           $23,625,706
                                                                     ===========


* Cost for federal income tax purposes is substantially similar. At December 31, 2005 unrealized depreciation for federal income tax purposes aggregated $59,125 of which $73,540 related to appreciated securities and $132,665 related to depreciated securities.


                                              See Notes to Financial Statements.
                                                                               9
oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

         THE SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND SEEKS A
           COMBINATION OF GROWTH OF CAPITAL, CURRENT INCOME, GROWTH OF
           INCOME, AND RELATIVELY LOW RISK AS COMPARED WITH THE STOCK
                   MARKET AS A WHOLE, BY INVESTING MAINLY IN A
          DIVERSE GROUP OF COMMON STOCKS OF WELL-ESTABLISHED COMPANIES.

               Sentinel Variable Products Trust Common Stock Fund

STRONG STOCK
SELECTION ACROSS THE
PORTFOLIO LED TO THE
BULK OF THE FUND'S
PERFORMANCE
ADVANTAGE OVER ITS
MARKET BENCHMARK.

The equity markets finished the year in reasonably strong fashion, with the S&P 500 Composite Stock Price Index returning 2.08% in the fourth quarter. In comparison, the Sentinel Variable Products Common Stock Fund returned 3.1%. The Fund returned 7.64% for the year ending December 31, 2005. This also compared favorably to the S&P 500 index, which returned 4.91% for the same period. Generating competitive returns in both strong and weak stock market environments produced a very favorable 3- and 5-year performance record for the Fund, which outperformed the S&P 500 index for these periods as well.

         For the 12-month period, strong stock selection across the portfolio led to the bulk of the Fund's performance advantage over its market benchmark. Over the course of the year, the best-performing sector in the stock market, as measured by the S&P 500 index was energy, where the Fund was well represented. The weakest sectors were consumer discretionary and telecom services, where the Fund continued to have below-average exposure versus the index.

         The Fund is a well-diversified portfolio of high-quality, cash generating companies with strong fundamentals and reasonable valuations. We continued to focus on large-capitalization stocks, and multinational companies in particular. We suspected the strong performance of mid-and small-cap stocks relative to large-caps may be coming to an end, given smaller companies' greater leverage to the domestic economy and historical pattern of underperforming in a rising interest rate environment. Additionally, many small- and mid-caps are tied to U.S. consumer spending patterns, which we suspected may be less robust in the near future.

         We expected to see an upturn in the level of corporate capital spending, with much of this directed at international growth opportunities. We were therefore positive about the prospects for the industrial sector and own numerous stocks poised to benefit from this global industrial infrastructure expansion. The capital-spending theme was also present in the Fund's energy sector positioning, which emphasized companies within the oilfield equipment and services segment.

         While we do not consider the stock market to be particularly inexpensive, we expect to find attractive opportunities for total returns and modest levels of risk in high-quality, large-cap stocks that are growing earnings at attractive rates, generating free cash flow, repurchasing their shares and increasing dividend payments to shareholders. It is in these types of companies where we anticipate the Fund's investment focus will be.





/s/DANIEL J. MANION
-------------------
DANIEL J. MANION, CFA


--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST COMMON STOCK FUND
Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares.


ENDING VALUES & LEGEND
SVPT Common Stock Fund          $12,375
Standard & Poor's 500
  Stock Index*                  $10,325
Standard & Poor's/
  Citigroup Value Index*        $11,856


-------------------------------
AVERAGE ANNUAL TOTAL RETURN -
Through 12/31/05

Period
1 Year                    7.64%
-------------------------------
3 Years                  15.76%
-------------------------------
5 Years                   3.34%
-------------------------------
Since
Inception+                4.28%
-------------------------------
+11/30/00


*An unmanaged index of stocks reflecting average prices in the stock market.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

               Sentinel Variable Products Trust Common Stock Fund
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS
As a percentage of net assets as of 12/31/05


PIE CHART OMITTED

                Financials                      17.1%
                Health Care                     16.0%
                Industrials                     13.8%
                Information Technology          11.7%
                Energy                          11.1%
                Consumer Staples                10.5%
                Consumer Discretionary           8.5%
                Materials                        5.3%
                Cash and Other                   4.0%
                Telecommunication Services       1.1%
                Utilities                        0.9%

TOP HOLDINGS as of 12/31/05
                                                     Maturity       Percent of
Description                          Coupon           Date          Net Assets
--------------------------------------------------------------------------------
Prudential Funding Corp.              4.22%          1/3/06           2.8%
--------------------------------------------------------------------------------
Citigroup, Inc.                                                       2.2%
--------------------------------------------------------------------------------
United Technologies Corp.                                             2.2%
--------------------------------------------------------------------------------
General Electric                                                      2.2%
--------------------------------------------------------------------------------
Microsoft Corp.                                                       2.0%
--------------------------------------------------------------------------------
Schlumberger Ltd.                                                     2.0%
--------------------------------------------------------------------------------

                                                                    Percent of
Description                                                         Net Assets
--------------------------------------------------------------------------------
Chevron Corp.                                                         1.9%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                     1.9%
--------------------------------------------------------------------------------
Pepsico, Inc.                                                         1.8%
--------------------------------------------------------------------------------
Freeport McMoran Copper & Gold - Class B                              1.7%
--------------------------------------------------------------------------------
TOTAL OF NET ASSETS*                                                 20.7%
--------------------------------------------------------------------------------
*Holdings vary. More complete holdings follow.

--------------------------------------------------------------------------------

INVESTMENT IN SECURITIES
at December 31, 2005
                                                           SHARES        VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 96.0%
CONSUMER DISCRETIONARY  8.5%
Carnival Corp.                                             9,000    $   481,230
*Comcast Corp. - Class A                                  32,000        822,080
Gap, Inc.                                                 19,300        340,452
Grupo Televisa, S.A                                        6,800        547,400
Hilton Hotels Corp.                                       25,000        602,750
McDonald's Corp.                                          15,300        515,916
McGraw-Hill Cos., Inc.                                     9,400        485,322
Staples, Inc.                                             21,000        476,910
Time Warner, Inc.                                         63,500      1,107,440
TJX Cos., Inc.                                            16,600        385,618
                                                                    -----------
                                                                      5,765,118
                                                                    -----------
CONSUMER STAPLES 10.5%
Altria Group, Inc.                                        14,600      1,090,912
Coca-Cola Co.                                              6,200        249,922
CVS Corp.                                                 13,500        356,670
Diageo plc (ADR)                                          10,100        588,830
Kellogg Co.                                                9,200        397,624
Kimberly-Clark Corp.                                      12,000        715,800
PepsiCo, Inc.                                             21,200      1,252,496
Procter & Gamble Co.                                      17,852      1,033,274
Wal-Mart Stores, Inc.                                     11,000        514,800
Wrigley (Wm.) Jr. Co.                                     13,900        924,211
                                                                    -----------
                                                                      7,124,539
                                                                    -----------
ENERGY 11.1%
Chevron Corp.                                             23,094      1,311,046
EOG Resources, Inc.                                       12,000        880,440
Exxon Mobil Corp.                                         23,000      1,291,910
GlobalSantaFe Corp.                                        9,800        471,870
Murphy Oil Corp.                                           3,200        172,768
Noble Energy, Inc.                                        14,200        572,260
*Pride Int'l., Inc.                                       24,100        741,075
Schlumberger Ltd.                                         13,958      1,356,020
*Weatherford Int'l. Ltd.                                  20,400        738,480
                                                                    -----------
                                                                      7,535,869
                                                                    -----------
FINANCIALS 17.1%
American Express Co.                                      19,213        988,701
Ameriprise Financial, Inc.                                 3,842        157,522
American Int'l. Group                                     12,900        880,167




                                                           SHARES        VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
Bank of America Corp.                                     22,616    $ 1,043,728
Bank of New York, Inc.                                    24,500        780,325
Citigroup, Inc.                                           31,000      1,504,430
Goldman Sachs Group, Inc.                                  6,000        766,260
J.P. Morgan Chase & Co.                                   20,000        793,800
*MBNA Corp.                                               14,100        382,815
Mellon Financial Corp.                                    16,900        578,825
Merrill Lynch & Co., Inc.                                  9,800        663,754
Morgan Stanley                                             7,600        431,224
PNC Financial Services Group, Inc.                         4,000        247,320
St. Paul Travelers Cos., Inc.                             20,734        926,188
U.S. Bancorp                                              15,000        448,350
Wachovia Corp.                                             8,300        438,738
Wells Fargo & Co.                                          8,900        559,187
                                                                    -----------
                                                                     11,591,334
                                                                    -----------
HEALTH CARE 16.0%
*Amgen, Inc.                                              10,400        820,144
Baxter Int'l., Inc.                                       15,800        594,870
*Boston Scientific Corp.                                  18,800        460,412
Bristol-Myers Squibb Co.                                  16,400        376,872
*Cerner Corp.                                              1,500        136,365
Cigna Corp.                                                2,400        268,080
GlaxoSmithKline plc (ADR)                                 13,600        686,528
Guidant Corp.                                              8,000        518,000
HCA, Inc.                                                 13,300        671,650
Johnson & Johnson                                         19,300      1,159,930
*Laboratory Corp. of America Holdings                     10,100        543,885
Lilly, Eli & Co.                                           7,500        424,425
*Medco Health Solutions, Inc.                              6,970        388,926
Medtronic, Inc.                                           20,200      1,162,914
Novartis (ADR)                                            12,300        645,504
Pfizer, Inc.                                              34,200        797,544
Sanofi-Aventis (ADR)                                      11,300        496,070
Teva Pharmaceutical Industries Ltd. (ADR)                 16,000        688,160
                                                                    -----------
                                                                     10,840,279
                                                                    -----------




                                                           SHARES        VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
INDUSTRIALS 13.8%
Boeing Co.                                                 9,100    $   639,184
Canadian Nat'l Railway Co.                                 2,900        231,971
General Dynamics Corp.                                     4,400        501,820
Deere & Co.                                                7,500        510,825
General Electric Co.                                      42,000      1,472,100
Honeywell Int'l., Inc.                                    22,100        823,225
Northrop Grumman Corp.                                     8,800        528,968
Rockwell Automation, Inc.                                 11,300        668,508
Tyco Int'l. Ltd                                           40,000      1,154,400
Union Pacific Corp.                                        8,100        652,131
United Technologies Corp.                                 26,400      1,476,024
Waste Management, Inc.                                    22,800        691,980
                                                                    -----------
                                                                      9,351,136
                                                                    -----------
INFORMATION TECHNOLOGY 11.7%
Accenture Ltd.                                            10,500        303,135
Applied Materials, Inc.                                   22,700        407,238
*Broadcom Corp. - Class A                                  7,100        334,765
Computer Associates Int'l., Inc.                          12,100        341,099
*EMC Corp.                                                40,600        552,972
First Data Corp.                                           7,900        339,779
*Freescale Semiconductor, Inc. - Class B                  19,560        492,325
Int'l. Business Machines                                  11,800        969,960
Microsoft Corp.                                           52,000      1,359,800
Motorola, Inc.                                            34,100        770,319
Nokia Corp. (ADR)                                         26,700        488,610
*Oracle Corp.                                             49,200        600,732
Seagate Technology (R)                                    15,000        299,850
Texas Instruments                                         20,400        654,228
                                                                    -----------
                                                                      7,914,812
                                                                    -----------
MATERIALS 5.3%
DuPont, E.I. de Nemours & Co.                             23,100        981,750
Freeport-McMoran Copper & Gold - Class B                  21,900      1,178,220
Int'l. Paper Co.                                          16,800        564,648


                                               See Notes to Financial Statements
                                                                              11

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

               Sentinel Variable Products Trust Common Stock Fund
--------------------------------------------------------------------------------

INVESTMENT IN SECURITIES (Continued)
at December 31, 2005
                                                            SHARES        VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------

Newmont Mining Corp.                                       3,200    $   170,880
Praxair, Inc.                                             12,800        677,888
                                                                    -----------
                                                                      3,573,386
                                                                    -----------
TELECOMMUNICATION SERVICES 1.1%
Sprint Nextel Corp.                                       12,700        296,672
Vodafone Group plc (ADR)                                  20,000        429,400
                                                                    -----------
                                                                        726,072
                                                                    -----------
UTILITIES 0.9%
Entergy Corp.                                              8,600        590,390
                                                                    -----------

TOTAL COMMON STOCKS
(Cost $53,000,342)                                                   65,012,935
                                                                    -----------




                                                  PRINCIPAL AMOUNT       VALUE
                                                    (M=$1,000)          (Note 2)
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES 2.8%
Prudential Funding Corp.
     4.22%, 01/03/06
     (Cost $1,899,555)                                1,900M        $ 1,899,555
                                                                    -----------
     TOTAL INVESTMENTS
     (Cost $54,899,897)**                                            66,912,490

     EXCESS OF OTHER ASSETS
     OVER LIABILITIES 1.2%                                              807,239
                                                                    -----------
     NET ASSETS                                                     $67,719,729
                                                                    ===========


*    Non-Income producing
** Cost for federal income tax purposes is $54,950,168. At December 31, 2005 unrealized appreciation for federal income tax purposes aggregated $11,962,322 of which $12,868,054 related to appreciated securities and $905,732 related to depreciated securities. (ADR) - American Depository Receipt
(R)  - Return of Capital paid during the fiscal period.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

             THE SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND
                 SEEKS TO MATCH, AS CLOSELY AS POSSIBLE BEFORE
                        EXPENSES, THE PERFORMANCE OF THE
                        S&P 500/CITIGROUP GROWTH INDEX.

               Sentinel Variable Products Trust Growth Index Fund
EFFECTIVE DECEMBER
16, 2005, THE S&P
500/BARRA GROWTH
INDEX WAS SUCCEEDED
BY THE S&P
500/CITIGROUP GROWTH
INDEX, WHICH HAS
RISK/RETURN AND
CONSTITUENT
CHARACTERISTICS
SIMILAR TO THOSE OF THE
S&P 500/BARRA
GROWTH INDEX, BUT IS
EXPECTED TO HAVE
LOWER TURNOVER.

The Sentinel Variable Products Trust Growth Index Fund earned a return of 2.99% for the fiscal year ending December 31, 2005, in line with the return of the Fund's benchmark, the S&P 500 Composite Stock Price Index, taking operating costs into account. Throughout most of 2005, the performance of the growth-oriented segment of the overall market, as reflected by the S&P 500/BARRA Growth Index, was very similar to that of the overall market, as seen in the S&P 500 Index. Only during the month of June was there a difference in performance of more that 1%, with the growth segment underperforming the overall market in six of 10 sectors, but by less than 2% in any one sector (about 1.9% in materials and 1.5% in energy). For the year, the S&P 500/BARRA Growth Index trailed the S&P 500 Index by 1.5%, most of which can be attributed to the technology sector. This was the largest sector weighting in the S&P 500/BARRA Growth Index, which had 8.2% more weighting than the S&P 500 Index. Technology stocks in the S&P 500/BARRA Growth Index underperformed for the year by about 3.5% overall, led by Dell and IBM with losses of 28.9% and 15.8%, respectively.

         For the period through December 16, 2005, the Fund was operated as a passive index fund tracking the S&P 500/ BARRA Growth Index, which was created by dividing the S&P 500 Index into "growth" and "value" stocks according to their relative ranking on "price-to-book", which is the ratio of the stock price to the book value per share of the firm's assets. Stocks with the highest price-to-book were assigned to the S&P 500/BARRA Growth Index until it included 50% of the market capitalization of the S&P 500 Index; the remaining stocks comprised the S&P 500/BARRA Value Index. Standard and Poor's has advised that effective December 16, 2005, the S&P 500/BARRA Growth Index was succeeded by the S&P 500/Citigroup Growth Index, which has risk/return and constituent characteristics similar to those of the S&P 500/BARRA Growth Index, but is expected to have lower turnover. The new S&P 500/Citigroup Growth Index measures style across seven different growth factors, and assigns weights to companies according to how strongly they exhibit growth and value attributes, whereas the S&P 500/BARRA Growth Index identified companies as either entirely growth or entirely value. Also, the S&P 500/Citigroup Growth Index will be rebalanced once per year, while the S&P 500/BARRA Growth Index is rebalanced twice per year. The number of stocks in the two indexes is significantly different: the S&P/BARRA Growth Index included 168 stocks, whereas the S&P 500/Citigroup Growth Index includes 298 holdings. There was a significant one-time turnover in December as a result of this transition, decreasing the performance of the Fund by approximately 0.2%.

         Looking ahead, we expect corporate earnings to increase modestly over the next 12 months as the economic recovery continues, albeit at a slower rate. We believe corporate balance sheets are still

--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST GROWTH INDEX FUND
Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares.


ENDING VALUES & LEGEND
SVPT Growth Index Fund          $8,370
Standard & Poor's 500/
  Citigroup Growth Index*       $8,852


------------------------------
AVERAGE ANNUAL TOTAL RETURN -
Through 12/31/05

Period
1 Year            2.99%
------------------------------
3 Years          10.38%
------------------------------
5 Years          -2.43%
------------------------------
Since
Inception+       -3.44%
------------------------------
+11/30/00


*    An unmanaged index of stocks reflecting average prices in the stock market.

     S&P 500/Citigroup Growth Index is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Sentinel Asset Management, Inc. Sentinel Variable Products Trust Growth Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in Sentinel Variable Products Trust Growth Index Fund.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

strong, particularly for growth companies, due to significant retained earnings levels. Companies have begun investing in capital equipment and plant, and this expansion of corporate spending could drive economic growth, making it a potentially promising time for growth companies with high-quality operations.



/s/PETER W. LERT
----------------
PETER W. LERT, PH.D., CFA
oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

         Sentinel Variable Products Trust Growth Index Fund
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS
As a percentage of net assets as of 12/31/05

        Health Care                     22.0%
        Information Technology          20.1%
        Consumer Staples                14.3%
        Consumer Discretionary          12.2%
        Energy                          11.2%
        Financials                      10.1%
        Industrials                      8.1%
        Materials                        1.3%
        Utilities                        0.4%
        Telecommunication Services       0.2%
        Cash and Other                   0.1%


TOP HOLDINGS as of 12/31/05
                                                                Percent of
Description                                                     Net Assets
--------------------------------------------------------------------------------
Microsoft Corp.                                                   4.2%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                                 3.9%
--------------------------------------------------------------------------------
Procter & Gamble Co.                                              3.4%
--------------------------------------------------------------------------------
Johnson & Johnson                                                 3.1%
--------------------------------------------------------------------------------
General Electric Co.                                              3.1%
--------------------------------------------------------------------------------
Pfizer, Inc.                                                      3.0%
--------------------------------------------------------------------------------

                                                                Percent of
Description                                                     Net Assets
--------------------------------------------------------------------------------
Int'l. Business Machines                                          2.3%
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                             2.1%
--------------------------------------------------------------------------------
Cisco Systems, Inc.                                               1.8%
--------------------------------------------------------------------------------
American Int'l. Group                                             1.8%
--------------------------------------------------------------------------------
TOTAL OF NET ASSETS*                                             28.7%
--------------------------------------------------------------------------------

*Holdings vary. More complete holdings follow.


INVESTMENT IN SECURITIES
at December 31, 2005
                                                                SHARES    VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 99.9%
CONSUMER DISCRETIONARY     12.2%
* Amazon.com, Inc.                                               200    $  9,430
* Apollo Group, Inc. - Class A                                   100       6,046
* AutoZone, Inc.                                                  40       3,670
* Bed Bath & Beyond, Inc.                                        190       6,869
Best Buy Co., Inc.                                               260      11,305
Black & Decker Corp.                                              50       4,348
Block, H & R, Inc.                                               190       4,665
Carnival Corp.                                                   160       8,555
Centex Corp.                                                      80       5,719
* Coach, Inc.                                                    240       8,002
D.R. Horton, Inc.                                                160       5,717
Darden Restaurants, Inc.                                          80       3,110
Dollar General Corp.                                             120       2,288
Dow Jones & Co., Inc.                                             36       1,278
E.W. Scripps Co.                                                  20         960
* Ebay, Inc.                                                     720      31,140
Family Dollar Stores, Inc.                                        40         992
Fortune Brands, Inc.                                             100       7,802
Gannett Co., Inc.                                                 80       4,846
Gap, Inc.                                                        220       3,881
* Goodyear Tire & Rubber Co.                                     110       1,912
Harley-Davidson, Inc.                                            181       9,320
Harrah's Entertainment, Inc.                                      80       5,703
Hilton Hotels Corp.                                               90       2,170
Home Depot, Inc.                                               1,330      53,838
* Interpublic Group Cos., Inc.                                    80         772
Int'l. Game Technology                                           200       6,156
KB Home                                                           20       1,453
Knight Ridder, Inc.                                               20       1,266
* Kohl's Corp.                                                   220      10,692
Lennar Corp. - Class A                                            80       4,882
Liz Claiborne, Inc.                                               60       2,149
Lowe's Cos., Inc.                                                490      32,663
Marriott Int'l., Inc. - Class A                                   40       2,679
Maytag Corp.                                                      10         188
McDonald's Corp.                                                 420      14,162
McGraw-Hill Cos., Inc.                                           140       7,228


                                                               SHARES    VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
Meredith Corp.                                                    10    $    523
New York Times Co. - Class A                                      40       1,058
Nike, Inc. - Class B                                             130      11,283
* Office Depot, Inc.                                             100       3,140
Omnicom Group, Inc.                                              124      10,556
Radioshack Corp.                                                  79       1,661
Reebok International Ltd.                                         20       1,165
* Sears Holdings Corp.                                            60       6,932
Sherwin Williams Co.                                              20         908
Staples, Inc.                                                    270       6,132
* Starbucks Corp.                                                480      14,405
Starwood Hotels & Resorts Worldwide, Inc.                        140       8,940
Target Corp.                                                     560      30,783
Tiffany & Co.                                                     80       3,063
TJX Cos., Inc.                                                   270       6,272
Time Warner, Inc.                                              1,580      27,555
* Univision Communications, Inc. - Class A                       140       4,115
Wendy's International, Inc.                                       80       4,421
Yum Brands, Inc.                                                 184       8,626
                                                                        --------
                                                                         439,394
                                                                        --------
CONSUMER STAPLES 14.3%
Alberto-Culver Co.                                                20         915
Altria Group, Inc.                                               810      60,523
Anheuser-Busch Co., Inc.                                         491      21,093
Avon Products, Inc.                                              182       5,196
Brown Forman Corp. - Class B                                      40       2,773
Campbell Soup Co.                                                114       3,394
* CCE Spinco, Inc.                                                 1           7
Clear Channel Communications, Inc.                               340      10,693
Clorox Co.                                                       100       5,689
Coca-Cola Co.                                                    715      28,822
Colgate Palmolive Co.                                            335      18,375
General Mills, Inc.                                              220      10,850
Heinz, H.J. Co.                                                  104       3,507
Kellogg Co.                                                      155       6,699
Kimberly-Clark Corp.                                             150       8,947





                                                               SHARES    VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
McCormick & Co., Inc.                                             80    $  2,473
Pepsi Bottling Group, Inc.                                        50       1,430
PepsiCo, Inc.                                                  1,050      62,034
Procter & Gamble Co.                                           2,103     121,722
Sara Lee Corp.                                                   232       4,385
Sysco Corp.                                                      374      11,613
The Hershey Co.                                                   80       4,420
* The Kroger Co.                                                 240       4,531
UST, Inc.                                                        106       4,328
Walgreen Co.                                                     626      27,707
Wal-Mart Stores, Inc.                                          1,581      73,991
Wrigley (Wm.) Jr. Co.                                            120       7,979
                                                                        --------
                                                                         514,096
                                                                        --------
ENERGY 11.2%
Amerada Hess Corp.                                                40       5,073
Anadarko Petroleum Corp.                                         160      15,160
Apache Corp.                                                     200      13,704
Baker Hughes, Inc.                                               140       8,509
B.J. Services Co.                                                190       6,967
Burlington Resources, Inc.                                       240      20,688
Chevron Corp.                                                    800      45,416
EOG Resources, Inc.                                              160      11,739
Exelon Corp.                                                     260      13,817
Exxon Mobil Corp.                                              2,510     140,987
Devon Energy Corp.                                               280      17,511
Halliburton Co.                                                  110       6,816
Kerr-McGee Corp.                                                  40       3,635
Kinder Morgan, Inc.                                               30       2,759
Murphy Oil Corp.                                                  60       3,239
* Nabors Industries, Inc.                                        100       7,575
* National Oilwell Varco, Inc.                                    60       3,762
Noble Corp. New Cayman                                            60       4,232
Occidental Petroleum Corp.                                       180      14,378
* Rowan Cos., Inc.                                                20         713
Schlumberger Ltd.                                                160      15,544
* Transocean, Inc.                                                80       5,575
Valero Energy Corp.                                              380      19,608
* Weatherford Int'l., Ltd.                                       120       4,344
XTO Energy, Inc.                                                 233      10,238
                                                                        --------
                                                                         401,989
                                                                        --------


                                               See Notes to Financial Statements

                                                                              15


oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

               Sentinel Variable Products Trust Growth Index Fund
--------------------------------------------------------------------------------
INVESTMENT IN SECURITIES (Continued)
at December 31, 2005


                                                               SHARES    VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
FINANCIALS 10.1%
Aetna, Inc.                                                       80    $  7,545
Ambac Financial Group, Inc.                                       60       4,624
American Express Co.                                             780      40,139
American Int'l. Group                                            940      64,136
Ameriprise Financial, Inc.                                       100       4,100
Capital One Financial Corp.                                      200      17,280
Cincinnati Financial Corp.                                        40       1,787
Countrywide Financial Corp.                                      380      12,992
* E*TRADE Financial Corp.                                        140       2,920
Federal Home Loan Mortgage Corp.                                 440      28,754
Federal National Mortgage Assoc                                  300      14,643
Federated Investors, Inc. - Class B                               50       1,852
Fifth Third Bancorp                                              180       6,790
Franklin Resources, Inc.                                          60       5,641
Golden West Financial Corp.                                      160      10,560
Janus Capital Group, Inc.                                        120       2,236
Lehman Bros., Inc.                                                60       7,690
M & T Bank Corp.                                                  40       4,362
Marsh & McLennan Cos., Inc.                                      180       5,717
Marshall Ilsley Corp.                                             60       2,582
MBIA, Inc.                                                        40       2,406
* MBNA Corp.                                                     780      21,177
Mellon Financial Corp.                                           100       3,425
MGIC Investment Corp.                                             60       3,949
Moody's Corp.                                                     82       5,037
Northern Trust Corp.                                              60       3,109
Plum Creek Timber Co., Inc.                                       40       1,442
Progressive Corp.                                                130      15,181
Prologis                                                          60       2,803
Prudential Financial, Inc.                                       180      13,174
Public Storage, Inc.                                              30       2,032
Schwab, Charles Corp.                                            320       4,694
Simon Property Group, Inc.                                        40       3,065
SLM Corp.                                                        256      14,103
State Street Corp.                                               120       6,653
Synovus Financial Corp.                                          100       2,701
T. Rowe Price Group, Inc.                                         50       3,602
Torchmark Corp.                                                   40       2,224
Vornado Realty Trust                                              40       3,339
Zions Bancorporation                                              40       3,022
                                                                        --------
                                                                         363,488
                                                                        --------
HEALTH CARE 22.0%
Abbott Labs                                                      593      23,382
Allergan, Inc.                                                    90       9,716
AmerisourceBergen Corp.                                          120       4,968
* Amgen, Inc.                                                    782      61,668
Applera Corp.                                                     60       1,594
Bard C.R., Inc.                                                   70       4,614
Bausch & Lomb, Inc.                                               20       1,358
Baxter Int'l., Inc.                                              260       9,789
Becton Dickinson & Co.                                           160       9,613
* Biogen Idec, Inc.                                              100       4,533
Biomet, Inc.                                                     160       5,851
* Boston Scientific Corp.                                        360       8,816
Bristol-Myers Squibb Co.                                         503      11,559
Cardinal Health, Inc.                                            280      19,250
* Caremark Rx, Inc.                                              280      14,501
* Chiron Corp.                                                    60       2,668
Cigna Corp.                                                       40       4,468
* Coventry Health Care, Inc.                                     110       6,265





                                                               SHARES    VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
*Express Scripts, Inc.                                           100    $  8,380
* Fisher Scientific Int'l., Inc.                                  80       4,949
* Forest Labs, Inc.                                              204       8,299
* Genzyme Corp.                                                  110       7,786
* Gilead Sciences, Inc.                                          280      14,736
Guidant Corp.                                                    213      13,792
HCA, Inc.                                                        160       8,080
Health Management Assoc., Inc.                                   140       3,074
* Hospira, Inc.                                                  100       4,278
* Humana, Inc.                                                   100       5,433
IMS Health, Inc.                                                 138       3,439
Johnson & Johnson                                              1,867     112,207
* King Pharmaceuticals, Inc.                                     140       2,369
* Laboratory Corp. of America Holdings                            80       4,308
Lilly, Eli & Co.                                                 709      40,122
Manor Care, Inc.                                                  40       1,591
* Medco Health Solutions, Inc.                                   100       5,580
* Medimmune, Inc.                                                140       4,903
Medtronic, Inc.                                                  766      44,099
Merck & Co., Inc.                                                611      19,436
* Millipore Corp.                                                 35       2,311
Mylan Laboratories, Inc.                                         120       2,395
* Patterson Cos., Inc.                                            90       3,006
Pfizer, Inc.                                                   4,640     108,205
Quest Diagnostics, Inc.                                          110       5,663
Schering Plough Corp.                                            920      19,182
* St. Jude Medical, Inc.                                         240      12,048
Stryker Corp.                                                    190       8,442
* Thermo Electron Corp.                                           20         603
UnitedHealth Group, Inc.                                         860      53,440
* Waters Corp.                                                    60       2,268
* Watson Pharmaceuticals, Inc.                                    60       1,950
Wyeth                                                            852      39,252
* Zimmer Holdings, Inc.                                          161      10,858
                                                                        --------
                                                                         791,097
                                                                        --------
INDUSTRIALS 8.1%
3M Co.                                                           300      23,250
American Standard Cos., Inc.                                      60       2,397
Automatic Data Processing, Inc.                                  233      10,692
Boeing Co.                                                       210      14,750
Cendant Corp.                                                    640      11,040
Cintas Corp.                                                      80       3,294
Danaher Corp.                                                    150       8,367
Equifax, Inc.                                                     85       3,232
FedEx Corp.                                                      100      10,339
General Dynamics Corp.                                           140      15,967
General Electric Co.                                           3,187     111,704
Illinois Tools Works, Inc.                                        60       5,279
ITT Industries, Inc.                                              60       6,169
L-3 Communications Hldgs., Inc.                                   80       5,948
Molex, Inc.                                                       20         519
* Monster Worldwide, Inc.                                         20         817
Pall Corp.                                                        20         537
Pitney Bowes, Inc.                                                90       3,803
Robert Half Int'l., Inc.                                          50       1,895
Rockwell Automation, Inc.                                         40       2,367
Rockwell Collins, Inc.                                           110       5,112
Southwest Airlines Co.                                           180       2,957




                                                               SHARES    VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
United Parcel Service, Inc. - Class B                            460    $ 34,569
W.W. Grainger, Inc.                                               20       1,422
Waste Management, Inc.                                           180       5,463
                                                                        --------
                                                                         291,889
                                                                        --------
INFORMATION TECHNOLOGY 20.1%
* ADC Telecommunications, Inc.                                    20         447
Adobe Systems, Inc.                                              364      13,453
* Affiliated Computer Services - Class A                          80       4,734
* Agilent Technologies, Inc.                                      80       2,663
* Altera Corp.                                                   122       2,261
American Power Conversion Corp.                                   40         880
Analog Devices, Inc.                                             139       4,986
* Apple Computer, Inc.                                           280      20,129
Applied Materials, Inc.                                          480       8,611
Autodesk, Inc.                                                   150       6,442
* BMC Software, Inc.                                              40         820
* Broadcom Corp. - Class A                                       180       8,487
* Cisco Systems, Inc.                                          3,856      66,015
* Citrix Systems, Inc.                                           110       3,166
Computer Associates Int'l., Inc.                                 100       2,819
* Compuware Corp.                                                 80         718
* Comverse Technology, Inc.                                       40       1,064
* Convergys Corp.                                                 20         317
* Corning, Inc.                                                  360       7,078
* Dell, Inc.                                                   1,483      44,475
* Electronic Arts, Inc.                                          180       9,416
* EMC Corp.                                                      680       9,262
First Data Corp.                                                 480      20,645
* Fiserv, Inc.                                                   120       5,192
Freescale Semiconductor, Inc. - Class B                          100       2,517
Intel Corp.                                                    1,963      48,996
Int'l. Business Machines                                       1,004      82,529
* Intuit, Inc.                                                   120       6,396
* Jabil Circuit, Inc.                                            100       3,709
* JDS Uniphase Corp                                              360         850
KLA-Tencor Corp.                                                  60       2,960
* Lexmark Int'l. - Class A                                        78       3,497
Linear Technology                                                195       7,034
* LSI Logic Corp.                                                 80         640
* Lucent Technologies                                            940       2,500
Maxim Integrated Products, Inc.                                  210       7,610
* Mercury Interactive Corp.                                       52       1,445
Microsoft Corp.                                                5,766     150,781
Motorola, Inc.                                                   480      10,843
National Semiconductor Corp.                                      80       2,078
* NCR Corp.                                                       40       1,357
* Network Appliance, Inc.                                        226       6,102
* Novellus Systems, Inc.                                          20         482
* NVIDIA Corp.                                                   110       4,022
* Oracle Corp.                                                 2,358      28,791
* Parametric Technology Corp.                                     50         305
Paychex, Inc.                                                    198       7,548
* PMC-Sierra, Inc.                                                30         231
* QLogic Corp.                                                    40       1,300
Qualcomm, Inc.                                                   610      26,279
Scientific-Atlanta, Inc.                                          60       2,584



                                               See Notes to Financial Statements

16

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

               Sentinel Variable Products Trust Growth Index Fund
--------------------------------------------------------------------------------
INVESTMENT IN SECURITIES (Continued)
at December 31, 2005

Siebel Systems, Inc.                                             160    $  1,693
* Symantec Corp.                                                 670      11,725
Tektronix, Inc.                                                   20         564
Texas Instruments                                                500      16,035
Xilinx, Inc.                                                     104       2,622
* Yahoo!, Inc.                                                   794      31,109
                                                                        --------
                                                                         721,214
                                                                        --------
MATERIALS 1.3%
AFLAC, Inc.                                                      200       9,284
Allegheny Technologies, Inc.                                      10         361
Ball Corp.                                                        70       2,780
Ecolab, Inc.                                                     120       4,352
Freeport-McMoran Copper & Gold - Class B                          60       3,228
Int'l. Flavors & Fragrances                                       30       1,005
Monsanto Co.                                                      60       4,652
Newmont Mining Corp.                                             180       9,612
* Pactiv Corp.                                                    40         880
Praxair, Inc.                                                    100       5,296
Sigma Aldrich Corp.                                               40       2,532
Vulcan Materials Co.                                              40       2,710
                                                                        --------
                                                                          46,692
                                                                        --------
TELECOMMUNICATION SERVICES 0.2%
Alltel Corp.                                                     100       6,310
* Ciena Corp.                                                    100         297
                                                                        --------
                                                                           6,607
                                                                        --------
UTILITIES 0.4%
* AES Corp.                                                      200       3,166
Edison International                                             100       4,361
TXU Corp.                                                        110       5,521
                                                                        --------
                                                                          13,048
                                                                        --------
TOTAL COMMON STOCKS
(Cost $2,954,624)**                                                    3,589,514


EXCESS OF OTHER ASSETS
OVER LIABILITIES      0.1%                                                 4,969
                                                                      ----------
NET ASSETS                                                            $3,594,483
                                                                      ==========


*    Non-income producing.

** Cost for federal income tax purposes is $3,289,794. At December 31, 2005 net unrealized appreciation for federal income tax purposes aggregrated $299,720 of which $331,617 related to appreciated securities and $31,897 related to depreciated securities.

                                              See Notes to Financial Statements.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

               THE SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH
                   FUND SEEKS GROWTH OF CAPITAL BY FOCUSING ON
                COMMON STOCKS OF MIDSIZED GROWING COMPANIES WITH
                      EXPERIENCED AND CAPABLE MANAGEMENTS.

              Sentinel Variable Products Trust Mid Cap Growth Fund AN UNUSUAL NUMBER
OF THE FUND'S
HOLDINGS, INCLUDING
CREE, SIRIUS SATELLITE,
DIGITAL RIVER AND
EBAY, REPORTED
DISAPPOINTING
EARNINGS AND SUFFERED
SIGNIFICANT DECLINES IN
THEIR STOCK PRICES.
SOME OF THESE STOCKS
HAD BENEFITED FROM A
RUN-UP IN PRICE
DURING THE STRONG
FOURTH QUARTER OF 2004
AND WERE, THEREFORE,
VULNERABLE TO
DISAPPOINTING NEWS.

For the 12-month period ending December 31, 2005, the Sentinel Variable Products Trust Mid Cap Growth Fund produced a 3.77% total return. The Fund's performance lagged the 4.91% return for the S&P 500 Composite Stock Price Index and the 12.10% return for the Russell Midcap Growth Index. Looking back over a slightly longer time frame, the Fund has provided an 18.25% annualized total return over the 3-year period ending December 31, 2005, compared to a 14.38% return for the S&P 500 index and a 22.70% return for the Russell index.

         During the year, we added two experienced analysts, increasing the size of our investment team from two to four. This increase in resources allows us to devote special attention to the four key sectors of the mid-cap growth market: financials, health care, consumer, and technology. Our team has, on average, over 13 years of investment experience, and we eagerly look forward to the challenge of continuing to provide solid returns to investors in the Fund.

         The Fund experienced a difficult start to the year, declining 8.7% through April, while the S&P 500 index declined 4.0% and Russell index was down 5.2%. The main reason for the Fund's comparative underperformance during this period was poor stock selection in the consumer discretionary and technology sectors. An unusual number of the Fund's holdings, including Cree, Sirius Satellite, Digital River and eBay, reported disappointing earnings and suffered significant declines in their stock prices. Some of these stocks had benefited from a run-up in price during the strong fourth quarter of 2004 and were, therefore, vulnerable to disappointing news. Others, such as First Marblehead and Martek, were hurt by the emergence of new competition or by unexpected changes in order patterns from their customers. A few technology and communications-related holdings, including Apple, F5 Networks and Nextel Partners, performed well during the period, as did Varco in the energy sector and Cerner in the health care sector.

         The equity markets rallied strongly from April to July as investors began to anticipate - somewhat prematurely - that the Federal Reserve was about to end its string of interest-rate increases. During this stretch, the Fund earned a 10.9% return, compared to 7.7% return for the S&P 500 index and a 14.0% return for the Russell index. Investors generally feel more comfortable taking on more risk in a favorable interest-rate environment, and this period was no exception. Small- and mid-cap stocks produced outsized returns versus large-caps, and the more aggressive sectors of the market outperformed more defensive sectors. Energy, financial, consumer, and technology stocks led the Russell index higher during this period. The Fund was hurt by being slightly underweighted relative to the Russell index in energy and slightly overweighted


--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST MID CAP GROWTH FUND
Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares.


ENDING VALUES & LEGEND

SVPT Mid Cap Grow Fund          $ 9,640

Standard & Poor's Mid 400/
Citigroup  Growth Index*        $13,256

Russell Mid Cap Growth
Index                           $11,273

Standard & Poor's 500
Stock Index*                    $10,325


--------------------------------
AVERAGE ANNUAL TOTAL
RETURN - Through 12/31/05

Period
1 Year           3.77%
--------------------------------
3 Years         18.25%
--------------------------------
5 Years         -1.01%
--------------------------------
Since
Inception+      -0.72%
--------------------------------
+11/30/00


* An unmanaged index of stocks reflecting average prices in the stock market.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

in more defensive areas, such as health care. Stock selection was negative in the consumer sector, primarily because we did not own some of the largest gainers in the retail segment, such as Abercrombie & Fitch. The Fund benefited from an overweighted position compared to the Russell index in financials, strong stock selection in utilities and large gains in individual stocks such as Broadcom, Noble Energy, and Sandisk.

         During the last five months of the fiscal year, markets trended slightly higher as investors digested the economic impact of higher gas prices and Hurricane Katrina. From July to December the Fund earned a 2.6% return, compared to 2.0% for the S&P 500 index and 4.2% for the Russell index. Energy and materials stocks led the Russell index during this period as a result of the strong price gains in oil prices and commodities, such as gold and copper. The Fund benefited from an underweighted position versus the Russell index in the consumer discretionary sector but was hurt by its relative underweighting in financials and telecommunications stocks. Our technology holdings lagged the Russell index during this period, as Lexmark and Mercury Interactive hurt performance. Stock selection was positive in the health care sector, with Teva Pharmaceuticals and Cerner produced significant gains.

         As always, we attempt to maximize returns for Fund shareholders by investing in common stocks of midsized growing companies with experienced and capable management.


/s/ ROBERT L. LEE
-------------------
ROBERT L. LEE, CFA
oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

              Sentinel Variable Products Trust Mid Cap Growth Fund
--------------------------------------------------------------------------------

SECTOR WEIGHTINGS
As a percentage of net assets as of 12/31/05

PIE CHART OMITTED

        Information Technology                  23.4%
        Consumer Discretionary                  21.2%
        Health Care                             15.4%
        Industrials                             13.2%
        Energy                                  10.4%
        Financials                               9.2%
        Materials                                3.3%
        Consumer Staples                         1.5%
        Utilities                                1.4%
        Telecommunication Services               1.0%


TOP HOLDINGS as of 12/31/05
                                                                 Percent of
Description                                                      Net Assets
--------------------------------------------------------------------------------
Praxair, Inc.                                                       1.9%
--------------------------------------------------------------------------------
Cognizant Technology Solutions - Class A                            1.7%
--------------------------------------------------------------------------------
Varian Medical Systems, Inc.                                        1.6%
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                               1.6%
--------------------------------------------------------------------------------
Satyam Computer Services Ltd. (ADR)                                 1.5%
--------------------------------------------------------------------------------
CheckFree Corp.                                                     1.5%
--------------------------------------------------------------------------------


Description                                                     Percent of
                                                                Net Assets
--------------------------------------------------------------------------------
TJX Cos., Inc.                                                      1.5%
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                        1.5%
--------------------------------------------------------------------------------
Laureate Education, Inc.                                            1.5%
--------------------------------------------------------------------------------
Endo Pharmaceuticals Holdings, Inc.                                 1.5%
--------------------------------------------------------------------------------
TOTAL OF NET ASSETS*                                               15.8%
--------------------------------------------------------------------------------

*Holdings vary. More complete holdings follow.


--------------------------------------------------------------------------------
INVESTMENT IN SECURITIES
at December 31, 2005
                                                           SHARES       VALUE
                                                                       (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS         100.0%
CONSUMER DISCRETIONARY 21.2%
* Advance Auto Parts, Inc.                                 4,500    $  195,570
* Bed Bath & Beyond, Inc.                                  8,000       289,200
Borg Warner, Inc.                                          4,900       297,087
* Bright Horizons Family Solutions, Inc.                   3,800       140,790
* Cheesecake Factory, Inc.                                 6,550       244,904
* Chico's FAS, Inc.                                        2,900       127,397
Claire's Stores, Inc.                                     13,700       400,314
* Coach, Inc.                                              5,300       176,702
* Dick's Sporting Goods, Inc.                              4,300       142,932
Dollar General Corp.                                       7,300       139,211
D.R. Horton, Inc.                                          3,500       125,055
* Getty Images, Inc.                                       2,800       249,956
Harman Int'l. Industries, Inc.                             2,200       215,270
Hilton Hotels Corp.                                        5,700       137,427
KB Home                                                    3,800       276,108
* Lamar Advertising Co. - Class A                          3,500       161,490
* Laureate Education, Inc.                                 7,250       380,698
Marriott Int'l., Inc. - Class A                            2,100       140,637
Michaels Stores, Inc.                                      3,900       137,943
Nordstrom, Inc.                                            4,200       157,080
SCP Pool Corp.                                             3,400       126,548
Staples, Inc.                                             14,865       337,584
Station Casinos, Inc.                                      1,900       128,820
TJX Cos., Inc.                                            16,560       384,689
* XM Satellite Radio Holdings, Inc. - Class A              4,100       111,848
Yum Brands, Inc.                                           4,700       220,336
                                                                    ----------
                                                                     5,445,596
                                                                    ----------
CONSUMER STAPLES 1.5%
* Central European
District Corp.                                             5,000       200,700
Wrigley (Wm.) Jr. Co.                                      2,900       192,821
                                                                    ----------
                                                                       393,521
                                                                    ----------



                                                           SHARES       VALUE
                                                                       (Note 2)
--------------------------------------------------------------------------------
ENERGY 10.4%
Baker Hughes, Inc.                                         4,400    $  267,432
Devon Energy Corp.                                         4,720       295,189
Ensco Int'l., Inc.                                         6,900       306,015
EOG Resources, Inc.                                        3,400       249,458
Noble Energy, Inc.                                         2,700       108,810
Peabody Energy Corp.                                       1,500       123,630
* Pride Int'l., Inc.                                      10,100       310,575
Valero Energy Corp.                                        1,600        82,560
* Weatherford Int'l., Ltd.                                 8,000       289,600
Williams Cos., Inc.                                       15,400       356,818
XTO Energy, Inc.                                           6,000       263,640
                                                                    ----------
                                                                     2,653,727
                                                                    ----------
FINANCIALS 9.2%
Chicago Mercantile Exchange
Holdings, Inc. - Class A                                     450       165,370
* E*TRADE Financial Corp.                                 13,100       273,266
Everest Re Group Ltd.                                      1,300       130,455
Federated Investors, Inc. - Class B                        5,700       211,128
HCC Insurance Holdings, Inc.                              12,900       382,872
Legg Mason, Inc.                                           1,200       143,628
Mercantile Bankshares Corp.                                3,600       203,184
Moody's Corp.                                              3,400       208,828
Raymond James Financial, Inc.                              5,200       195,884
State Street Corp.                                         4,200       232,848
T. Rowe Price Group, Inc.                                  2,900       208,887
                                                                    ----------
                                                                     2,356,350
                                                                    ----------
HEALTH CARE 15.4%
Allergan, Inc.                                             1,800       194,328
* Barr Pharmaceuticals, Inc.                               3,500       218,015
Biomet, Inc.                                               5,000       182,850
* Cerner Corp.                                             2,700       245,457
* Coventry Health Care, Inc.                               2,985       170,026
* Endo Pharmaceuticals Holdings, Inc.                     12,500       378,250




                                                           SHARES       VALUE
                                                                       (Note 2)
--------------------------------------------------------------------------------
* Genzyme Corp.                                            3,000    $  212,340
* Gilead Sciences, Inc.                                    3,700       194,731
* Laboratory Corp. of America Holdings                     6,520       351,102
* Medco Health Solutions, Inc.                             5,600       312,480
* Techne Corp.                                             2,300       129,145
Teva Pharmaceutical Industries Ltd. (ADR)                  8,000       344,080
* United Surgical Partners Int'l., Inc.                    6,100       196,115
* Varian Medical Systems, Inc.                             8,100       407,754
* VCA Antech, Inc.                                         8,300       234,060
* Wellpoint, Inc.                                          2,100       167,559
                                                                    ----------
                                                                     3,938,292
                                                                    ----------
INDUSTRIALS 13.2%
* American Science and Engineering, Inc.                   1,100        68,607
* Choicepoint, Inc.                                        3,000       133,530
* Corrections Corp. of America                             8,400       377,748
Danaher Corp.                                              2,200       122,716
Expeditors Int'l. of Washington, Inc.                      2,100       141,771
Fastenal Co.                                               2,200        86,218
Goodrich Corp.                                             6,500       267,150
J.B. Hunt Transport Services, Inc.                        13,900       314,696
Oshkosh Truck Corp.                                        5,500       245,245
Paccar, Inc.                                               1,800       124,614
Pentair, Inc.                                              4,200       144,984
Republic Services, Inc.                                    8,940       335,697
Robert Half Int'l., Inc.                                   2,700       102,303
Rockwell Automation, Inc.                                  1,900       112,404
Roper Industries, Inc.                                     8,880       350,849
Timken Co.                                                 4,310       138,006
Toro Co.                                                   3,500       153,195
* West Corp.                                               3,970       167,335
                                                                    ----------
                                                                     3,387,068
                                                                    ----------




                                               See Notes to Financial Statements

20


              Sentinel Variable Products Trust Mid Cap Growth Fund
--------------------------------------------------------------------------------
INVESTMENT IN SECURITIES (Continued)
at December 31, 2005
                           SHARES  VALUE
                                   (Note 2)
INFORMATION TECHNOLOGY 23.4%
* Activision, Inc.                                        10,900    $  149,766
* Advanced Micro Devices, Inc.                             7,300       223,380
* Amdocs Ltd.                                              4,700       129,250
Amphenol Corp. - Class A                                   3,700       163,762
* Apple Computer, Inc.                                     2,800       201,292
* Autodesk, Inc.                                           2,700       115,965
* Blackboard, Inc.                                         4,500       130,410
* Broadcom Corp. - Class A                                 7,920       373,428
CDW Corp.                                                  3,500       201,495
* CheckFree Corp.                                          8,600       394,740
* Cognizant Technology Solutions - Class A                 8,520       428,982
* Cognos, Inc.                                             3,300       114,543
* F5 Networks, Inc.                                        2,300       131,537
* Fiserv, Inc.                                             8,300       359,141
Intersil Corp. - Class A                                  10,200       253,776
* Jabil Circuit, Inc.                                      8,300       307,847
KLA-Tencor Corp.                                           3,800       187,454
Maxim Integrated Products, Inc.                            9,490       343,918
Microchip Technology, Inc.                                 4,700       151,105
* Network Appliance, Inc.                                  6,750       182,250
* Novellus Systems, Inc.                                  12,000       289,440
Paychex, Inc.                                              4,700       179,164
* QLogic Corp.                                             1,320        42,913
* Quest Software, Inc.                                    16,600       242,194
Satyam Computer Services Ltd. (ADR)                       10,800       395,172
* WebSense, Inc.                                           4,700       308,508
                                                                    ----------
                                                                     6,001,432
                                                                    ----------
MATERIALS 3.3%
Florida Rock Industries, Inc.                              1,600        78,496
Freeport-McMoran Copper & Gold - Class B                   5,300       285,140
Praxair, Inc.                                              9,200       487,232
                                                                    ----------
                                                                       850,868
                                                                    ----------
TELECOMMUNICATON SERVICES 1.0%
* American Tower Corp. - Class A                           4,900       132,790
* NII Holdings, Inc. - Class B                             3,000       131,040
                                                                    ----------
                                                                       263,830
                                                                    ----------
UTILITIES 1.4%
* AES Corp.                                               22,400       354,592
                                                                    ----------

TOTAL COMMON STOCKS
(Cost $22,184,986)**                                                25,645,276

EXCESS OF LIABILITIES
OVER OTHER ASSETS 0.0%                                                  (7,516)
                                                                   -----------
NET ASSETS                                                         $25,637,760
                                                                   ===========


*    Non-income producing.

** Cost for federal income tax purposes is $22,188,169. At December 31, 2005 net unrealized appreciation for federal income tax purposes aggregrated $3,457,107 of which $3,678,905 related to appreciated securities and $221,798 related to depreciated securities.

(ADR) - American Depository Receipt

                                              See Notes to Financial Statements.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

     THE SENTINEL VARIABLE PRODUCTS TRUST MONEY MARKET FUND SEEKS AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH STABLE PRINCIPAL VALUES AND
      LIQUIDITY BY INVESTING EXCLUSIVELY IN DOLLAR-DENOMINATED MONEY MARKET
                     INSTRUMENTS, INCLUDING U.S. GOVERNMENT
         SECURITIES, BANK OBLIGATIONS, REPURCHASE AGREEMENTS, COMMERCIAL
                  PAPER, AND OTHER CORPORATE DEBT OBLIGATIONS.

               Sentinel Variable Products Trust Money Market Fund

AS OF DECEMBER 31,
2005, THE SENTINEL
VARIABLE PRODUCT
MONEY MARKET FUND'S
7-DAY YIELD INCREASED
TO 3.88% FROM THE
PREVIOUS YEAR-END
YIELD OF 1.83%

For the 12-month period ending December 31, 2005, short-term interest rates increased moderately, largely due to the Federal Reserve implementing eight rate hikes for a total of 200 basis points, boosting the Federal Funds Rate to 4.25%. Following suit, banks raised the discount and prime rate to 5.25% and 7.25%, respectively. On average, 90-day commercial paper and certificates of deposit rose 200 basis points to yield 4.46%. The 90-day U.S. Treasury bill ended the year at 4.08%, an increase of 186 basis points. In anticipation of the upward adjustments of the Federal Funds Rate resulting in short-term rates trending higher, the Fund shortened or maintained its average maturity and expects to continue to do so until the interest rate cycle subsides.

         As of December 31, 2005, the Sentinel Variable Product Money Market Fund's 7-day yield increased to 3.88% from the previous year-end yield of 1.83%, and the Fund's maturity was shortened by 3 days to 15 days. The Fund's net assets decreased over the year by 5.2% to $27.2 million. Looking ahead, we will strive to slightly lengthen the Fund's average maturity and will continue to invest in sound credit quality securities.


/s/ DARLENE COPPOLA
-------------------
Darlene Coppola
oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

              Sentinel Variable Products Money Market Fund
--------------------------------------------------------------------------------
PORTFOLIO WEIGHTINGS
As a percentage of net assets as of 12/31/05

        Corporate Short-Term Notes                      80.5%
        U.S. Government Agency Obligations              15.1%
        U.S. Treasury Institutional Funds                2.6%
        Cash and Other                                   1.8%

TOP HOLDINGS as of 12/31/05
                                                     Maturity         Percent of
Description                          Coupon            Date           Net Assets
--------------------------------------------------------------------------------
American Express Credit Corp.         4.2%            1/5/06            5.1%
--------------------------------------------------------------------------------
Citigroup Global                     4.27%           1/17/06            5.1%
--------------------------------------------------------------------------------
Chevron Oil Finance Co.              4.21%           1/18/06            5.1%
--------------------------------------------------------------------------------
BMW U.S. Capital                     4.22%           1/19/06            5.1%
--------------------------------------------------------------------------------
Southern Co. Funding                  4.2%           1/20/06            5.1%
--------------------------------------------------------------------------------
Pfizer, Inc.                         4.14%            1/9/06            5.0%
--------------------------------------------------------------------------------

                                                     Maturity         Percent of
Description                          Coupon            Date           Net Assets
--------------------------------------------------------------------------------
Harley-Davidson Funding              4.15%           1/10/06           5.0%
--------------------------------------------------------------------------------
Toyota Credit                        4.24%           1/11/06           5.0%
--------------------------------------------------------------------------------
Barclays US Funding                  4.2%            1/23/06           5.0%
--------------------------------------------------------------------------------
Federal National Mortgage Association
  Discount Note                      4.15%           1/3/06            4.8%
--------------------------------------------------------------------------------
TOTAL OF NET ASSETS*                                                  50.3%
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE DURATION (for all Bonds) 14.4 DAYS**
--------------------------------------------------------------------------------

*  Holdings vary. More complete holdings follow.

--------------------------------------------------------------------------------
INVESTMENT IN SECURITIES
at December 31, 2005

                                                    PRINCIPAL AMOUNT    VALUE
                                                       (M=$1,000)      (Note 2)
--------------------------------------------------------------------------------
CORPORATE SHORT-TERM NOTES 80.5%
American Express Credit Corp.
  4.2%, 01/05/06                                       1,400M        $ 1,399,347
Barclays US Funding
  4.2%, 01/23/06                                       1,350M          1,346,535
BellSouth Telephone
  4.23%, 01/13/06                                      800M              798,872
BMW U.S. Capital
  4.22%, 01/19/06                                      1,400M          1,397,046
Chevron Oil Finance Co.
  4.21%, 01/18/06                                      1,400M          1,397,217
Citigroup Global
  4.27%, 01/17/06                                      1,400M          1,397,343
Harley-Davidson Funding
  4.15%, 01/10/06                                      1,350M          1,348,599
LBC (LaSalle Bank Corp.)
  4.23%, 01/24/06                                      1,300M          1,296,487
Morgan Stanley Dean Witter
  4.22%, 01/05/06                                      1,176M          1,175,449
New York Times
  4.32%, 03/01/06                                      800M              794,336
Pfizer, Inc.
  4.14%, 01/09/06                                      1,350M          1,348,758
Proctor & Gamble
  4.2%, 01/04/06                                       1,275M          1,274,554
Prudential Funding
  4.25%, 01/25/06                                      900M              897,450
RWE
  4.3%, 01/23/06                                       1,200M          1,196,847
Southern Co. Funding
  4.2%, 01/20/06                                       1,385M          1,381,930
Toyota Credit
  4.24%, 01/11/06                                      1,350M          1,348,410
UBS Finance
  4.28%, 01/03/06                                      1,300M          1,299,691
United Parcel Service
  4%, 01/09/06                                         790M              789,297
                                                                     -----------
TOTAL CORPORATE SHORT-TERM NOTES
  (Amortized Cost $21,888,168)                                        21,888,168
                                                                     -----------



                                                   PRINCIPAL AMOUNT    VALUE
                                                       (M=$1,000)      (Note 2)
--------------------------------------------------------------------------------
U.S. GOVERNMENT
AGENCY OBLIGATIONS 15.1%
FEDERAL HOME LOAN BANK 4.8%
Discount Notes:
  4.16%, 01/06/06                                      1,300M        $ 1,299,248
FEDERAL NATIONAL
MORTGAGE ASSOCIATION     10.3%
Discount Notes:
  4.15%, 01/03/06                                      1,300M          1,299,700
  4.05%, 01/11/06                                        400M            399,550
  4.16%, 01/23/06                                      1,100M          1,097,204
                                                                     -----------
TOTAL FEDERAL NATIONAL MORTGAGE
  ASSOCIATION DISCOUNT NOTES                                           2,796,454
                                                                     -----------
TOTAL U.S. GOVERNMENT
  AGENCY OBLIGATIONS
  (Amortized Cost $4,095,702)                                          4,095,702
                                                                     -----------




                                                             SHARES      VALUE
                                                                        (Note 2)
--------------------------------------------------------------------------------
U.S. TREASURY INSTITUTIONAL UNDS 2.6%
BlackRock Provident Institutional Funds
  Treasury Fund #21
  (Amortized Cost $722,318)                                 722,318  $   722,318
                                                                     -----------
TOTAL INVESTMENTS
  (Amortized Cost $26,706,188)*                                       26,706,188

EXCESS OF OTHER ASSETS
  OVER LIABILITIES 1.8%                                                  483,137
                                                                     -----------
NET ASSETS                                                           $27,189,325
                                                                     ===========


* Also cost for federal income tax purposes.


                                              See Notes to Financial Statements.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

          THE SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND SEEKS
               MAXIMUM LONG-TERM GROWTH OF CAPITAL THROUGH PRIMARY
             INVESTMENTS IN A DIVERSIFIED PORTFOLIO OF COMMON STOCKS
                   ISSUED BY SMALL AND MEDIUM-SIZED COMPANIES.

              Sentinel Variable Products Trust Small Company Fund

THE FUND'S STRONG
PERFORMANCE DURING
THE YEAR WAS LARGELY
DRIVEN BY SOLID STOCK
SELECTION, WHICH
ACCOUNTED FOR 68% OF
ITS OUTPERFORMANCE
VERSUS THE RUSSELL
INDEX.

In a volatile year for small-cap stocks, the Sentinel Variable Products Trust Small Company Fund performed very well compared to the Russell 2000 Index. For the 12 months ending December 31, 2005, the Fund gained 8.21%, while the Russell 2000 returned 4.6%.

         The Fund's strong performance during the year was largely driven by solid stock selection, which accounted for 68% of its outperformance versus the Russell index. Our bullish stance on energy led us to maintain a meaningful overweighting in the energy sector relative to the benchmark. This decision was a significant contributor to the Fund's performance, with energy by far the best performing sector in 2005 - up 48% in the Russell 2000 and 51% in the Fund.

         On a sector basis, the Fund's outperformance compared to the Russell was attributed to our strong results in information technology, health care and energy. Within information technology, our good stock selection in software and services, and our low exposure to hardware and semiconductors, were the primary factors for solid results in this sector. Top performers here included Digital Insight, Activision and Hyperion Solutions. Our healthcare holdings did exceptionally well, with large gains in Cerner, Advanced Neuromodulation (bought out by St. Jude Medical), ICU Medical, and IDX Systems (acquired by General Electric). Additionally in health care, our decision to overweight the Fund versus the Russell index in equipment and services securities and underweight the Fund in pharmaceuticals and biotechnology securities was beneficial to results. As mentioned previously, the portfolio's energy weight and holdings were instrumental in helping the Fund outperform its benchmark. Core Laboratories, Tetra Technologies and Western Gas Resources were notable contributors to both relative and absolute performance. Stock selection in the consumer discretionary sector was the only real weak spot during the fiscal year.

         Our consistent focus on high quality small companies with solid financial metrics while maintaining a critical eye on valuation has helped the Fund successfully weather the choppy markets that we experienced in 2005. This disciplined execution of our conservative growth style has served our shareholders well in the past and we believe we are taking prudent measures in aligning the Fund for continued long-term investment success. As always, we appreciate your confidence in us and will do our very best to help you achieve your investment goals.




/s/ CHARLES C. SCHWARTZ
-----------------------
CHARLES C. SCHWARTZ, CFA




/S/ BETSY G. PECOR
------------------
BETSY PECOR, CFA



--------------------------------------------------------------------------------
SENTINEL VARIABLE PRODUCTS TRUST SMALL COMPANY FUND
Ending values are based upon an initial investment of $10,000; graph and total return data assume reinvestment of all distributions. Fund performance data includes all operating expenses but does not reflect any insurance charges imposed by your insurance company's separate account. If the effect of such charges had been included, total returns would have been lower. Data shown represents past performance; past performance does not guarantee future results; current performance may be higher or lower than that shown. Investment return and principal value will vary so that you may have a gain or loss when you sell shares.

ENDING VALUES & LEGEND

SVPT Small Company Fund         $17,034
Standard & Poor's 600
Stock Index*                    $18,730
Russell 2000 Index*             $16,121



--------------------------------
AVERAGE ANNUAL
TOTAL RETURN -
Through 12/31/05

Period
1 Year                  8.21%
--------------------------------
3 Years                20.48%
--------------------------------
5 Years                 9.66%
--------------------------------
Since
Inception+             11.04%
--------------------------------
+11/30/00

*An unmanaged index of stocks reflecting average prices in the stock market.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

               Sentinel Variable Products Trust Small Company Fund
--------------------------------------------------------------------------------
SECTOR WEIGHTINGS
As a percentage of net assets as of 12/31/05

PIE CHART OMITTED


        Industrials                     17.1%
        Information Technology          16.9%
        Consumer Discretionary          15.9%
        Health Care                     15.0%
        Financials                      13.6%
        Energy                          10.4%
        Materials                        4.0%
        Cash and Other                   3.8%
        Consumer Staples                 3.0%
        Telecommunication Services       0.3%


TOP HOLDINGS as of 12/31/05
                                                      Maturity      Percent of
Description                          Coupon             Date        Net Assets
--------------------------------------------------------------------------------
Prudential Funding Corp.             4.26%             1/4/06         2.6%
--------------------------------------------------------------------------------
Toro Co.                                                              2.0%
--------------------------------------------------------------------------------
Core Laboratories                                                     2.0%
--------------------------------------------------------------------------------
Superior Energy Services, Inc.                                        1.8%
--------------------------------------------------------------------------------
Regis Corp.                                                           1.7%
--------------------------------------------------------------------------------
Kronos, Inc.                                                          1.7%
--------------------------------------------------------------------------------


                                                                    Percent of
Description                                                         Net Assets
--------------------------------------------------------------------------------
HCC Insurance Holdings, Inc.                                           1.6%
--------------------------------------------------------------------------------
Carpenter Technology Corp.                                             1.6%
--------------------------------------------------------------------------------
Waste Connections, Inc.                                                1.5%
--------------------------------------------------------------------------------
Trimble Navigation Ltd.                                                1.5%
--------------------------------------------------------------------------------
TOTAL OF NET ASSETS*                                                  18.0%
--------------------------------------------------------------------------------

* Holdings vary. More complete holdings follow.


--------------------------------------------------------------------------------
 INVESTMENT IN SECURITIES
 at December 31, 2005
                                                          SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
COMMON STOCKS 96.2%
CONSUMER DISCRETIONARY 15.9%
* Bright Horizons Family Solutions, Inc.                 15,900    $  589,095
* Columbia Sportswear Co.                                 7,200       343,656
* DSW, Inc.                                              11,000       288,420
* Gildan Activewear, Inc.                                 7,300       312,805
* Guitar Center, Inc.                                    11,200       560,112
Harte-Hanks, Inc.                                        23,500       620,165
K-Swiss, Inc. - Class A                                  17,600       570,944
* Men's Wearhouse, Inc.                                  10,300       303,232
* Quicksilver, Inc.                                      51,000       705,840
* Rare Hospitality Int'l., Inc.                          26,600       808,374
Regis Corp.                                              23,600       910,252
SCP Pool Corp.                                           21,687       807,190
* Sonic Corp.                                            25,300       746,350
* Timberland Co. - Class A                               17,100       556,605
Unifirst Corp.                                           13,200       410,520
                                                                   ----------
                                                                    8,533,560
                                                                   ----------
CONSUMER STAPLES 3.0%
* Central Garden & Pet Co.                                9,500       436,430
Church & Dwight, Inc.                                    22,600       746,478
* Ralcorp Holdings, Inc.                                 10,200       407,082
                                                                   ----------
                                                                    1,589,990
                                                                   ----------
ENERGY 10.4%
Cabot Oil & Gas Corp.                                    17,000       766,700
* Core Laboratories                                      28,100     1,049,816
* Genlyte Group, Inc.                                     6,700       358,919
* Oil States Int'l., Inc.                                21,100       668,448
* Remington Oil & Gas Corp.                               9,500       346,750
* Superior Energy Services, Inc.                         46,700       983,035
* TETRA Technologies, Inc.                               25,800       787,416
Western Gas Resources, Inc.                              14,000       659,260
                                                                   ----------
                                                                    5,620,344
                                                                   ----------


                                                         SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
FINANCIALS 13.6%
East West Bancorp, Inc.                                  21,000    $  766,290
Endurance Specialty Holdings Ltd.                        10,000       358,500
First Midwest Bancorp                                    21,000       736,260
HCC Insurance Holdings, Inc.                             29,400       872,592
Healthcare Realty Trust                                  19,600       652,092
Lexington Corp. Properties Trust                         26,500       564,450
Main Street Banks, Inc.                                  22,500       612,675
Raymond James Financial, Inc.                             8,500       320,195
RLI Corp.                                                12,800       638,336
UCBH Holdings, Inc.                                      45,100       806,388
Westamerica Bancorporation                                8,000       424,560
Wilmington Trust Corp.                                   15,200       591,432
                                                                   ----------
                                                                    7,343,770
                                                                   ----------
HEALTH CARE 15.0%
* American Healthways, Inc.1,200                         54,300
* Arthrocare Corp.                                       14,500       611,030
* Bio Rad Labs, Inc. - Class A                            9,800       641,312
* Biosite, Inc.                                          10,900       613,561
* Chattem, Inc.                                          18,500       673,215
* Edwards Lifesciences Corp.                              7,500       312,075
* First Horizon Pharmaceutical Corp.                     38,500       664,125
* ICU Medical, Inc.                                      10,200       399,942
* IDEXX Laboratories, Inc.                                5,500       395,890
* Integra Lifesciences Holdings                          17,500       620,550
* Lifeline Systems, Inc.                                 11,900       435,064
* Psychiatric Solutions, Inc.                             8,600       505,164
* Serologicals Corp.                                     38,200       754,068



                                                         SHARES       VALUE
                                                                      (Note 2)
--------------------------------------------------------------------------------
* Sybron Dental Specialties, Inc.                        20,000    $  796,200
* United Surgical Partners Int'l., Inc.                  19,400       623,710
                                                                   ----------
                                                                    8,100,206
                                                                   ----------
INDUSTRIALS 17.1%
Clarcor, Inc.                                            18,500       549,635
* Cra Int'l., Inc.                                        6,700       319,523
Curtiss-Wright Corp.                                      9,000       491,400
* Dionex Corp.                                            7,900       387,732
* Esco Technologies, Inc.                                15,800       702,942
G&K Services, Inc. - Class A                             15,100       592,675
Heartland Express, Inc.                                  32,500       659,425
HEICO Corp.                                              17,500       359,100
IDEX Corp.                                               14,300       587,873
* Moog, Inc. - Class A                                   24,800       703,824
MSC Industrial Direct Co. - Class A                      19,700       792,334
Teleflex, Inc.                                            6,000       389,880
Toro Co.                                                 24,500     1,072,365
* Waste Connections, Inc.                                23,900       823,594
* West Corp.                                             18,000       758,700
                                                                   ----------
                                                                    9,191,002
                                                                   ----------
INFORMATION TECHNOLOGY 16.9%
* Aeroflex, Inc.                                         43,600       468,700
* Ansys, Inc.                                            11,300       482,397
Carpenter Technology Corp.                               12,000       845,640
Cognex Corp.                                              8,500       255,765
* Diodes, Inc.                                           10,800       335,340
* FormFactor, Inc.                                       16,300       398,209
* Hyperion Solutions Corp.                               16,650       596,403
* Kronos, Inc.                                           21,500       899,990
* Merge Technologies, Inc.                               15,000       375,600
* Mettler-Toledo Int'l                                    8,100       447,120
* Perot Systems Corp. - Class A                          46,300       654,682





                                               See Notes to Financial Statements

                                                                              25


oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

               Sentinel Variable Products Trust Small Company Fund
--------------------------------------------------------------------------------
INVESTMENT IN SECURITIES (Continued)
at December 31, 2005


Plantronics, Inc.                                        23,000    $  650,900
* Power Integrations, Inc.                               16,400       390,484
* Semtech Corp.                                          34,000       620,840
* Serena Software, Inc.                                  17,500       410,200
* Tekelec                                                31,600       439,240
* Trimble Navigation Ltd.                                22,900       812,721
                                                                   ----------
                                                                    9,084,231
                                                                   ----------
MATERIALS 4.0%
Aptargroup, Inc.                                         14,500       756,900
* Comstock Resources, Inc.                               13,100       399,681
MacDermid, Inc.                                          14,900       415,710
The Scotts Miracle-Gro Co.                               13,000       588,120
                                                                   ----------
                                                                    2,160,411
                                                                   ----------
TELECOMMUNICATION SERVICES 0.3%
Computer Programs & Systems, Inc.                         3,600       149,148
                                                                   ----------
TOTAL COMMON STOCKS
(Cost $43,145,269)                                                  51,772,662
                                                                   -----------


                                                     PRINCIPAL AMOUNT   VALUE
                                                        (M=$1,000)     (Note 2)
CORPORATE SHORT-TERM NOTES 3.7%
American Express Credit Corp.
  4.26%, 01/06/06                                         600M     $   599,645
Prudential Funding Corp.
  4.26%, 01/04/06                                       1,400M       1,399,503
                                                                   -----------
TOTAL CORPORATE SHORT-TERM NOTES
  (Cost $1,999,148)                                                  1,999,148
                                                                   -----------
TOTAL INVESTMENTS
  (Cost $45,144,417)**                                              53,771,810

EXCESS OF OTHER ASSETS
OVER LIABILITIES 0.1%                                                   58,696
                                                                   -----------
NET ASSETS                                                         $53,830,506
                                                                   ===========


*    Non-income producing.
** Cost for federal income tax purposes is $45,195,463. At December 31, 2005 net unrealized appreciation for federal income tax purposes aggregated $8,576,347 of which $9,299,002 related to appreciated securities and $722,655 related to depreciated securities.


                                              See Notes to Financial Statements.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

















                      This page left blank intentionally.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                        Sentinel Variable Products Trust

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2005
---------------------------------------------------------------------------------------------------------------
                                                                                        SVPT           SVPT
                                                       SVPT            SVPT            COMMON         GROWTH
                                                     BALANCED          BOND            STOCK          INDEX
                                                       FUND            FUND             FUND           FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
Investments at value                              $ 21,336,874    $ 23,391,843    $ 66,912,490    $  3,589,514
Cash and cash equivalents                              224,631          87,678         703,300           1,542
Receivable for securities sold                            --              --              --             3,139
Receivable for fund shares sold                          5,268          36,939         131,013             956
Receivable for dividends and interest                   49,844         146,526          79,233           4,517
Receivable from fund administrator                         185            --              --             4,144
                                                  ------------    ------------    ------------    ------------
Total Assets                                        21,616,802      23,662,986      67,826,036       3,603,812
                                                  ------------    ------------    ------------    ------------

---------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable to custodian bank                                 --              --              --              --
Payable for securities purchased                          --              --              --             1,014
Payable for fund shares repurchased                     14,757          14,521          44,201             387
Income dividend payable                                   --              --              --              --
Accrued expenses                                        11,738          12,559          33,687           6,452
Management fee payable                                  10,140           7,970          22,409             928
Fund service fee payable                                 2,082           2,230           6,010             548
                                                  ------------    ------------    ------------    ------------
Total Liabilities                                       38,717          37,280         106,307           9,329
                                                  ------------    ------------    ------------    ------------
Net Assets Applicable to Outstanding Shares       $ 21,578,085    $ 23,625,706    $ 67,719,729    $  3,594,483
                                                  ============    ============    ============    ============

Shares Outstanding                                   1,855,483       2,400,098       5,791,242         446,373
Net Asset Value and Maximum
Offering Price Per Share                          $      11.63    $       9.84    $      11.69    $       8.05

---------------------------------------------------------------------------------------------------------------
NET ASSETS REPRESENT
Shares of beneficial interest at par value        $      1,855    $      2,400    $      5,791    $        446
Paid-in capital                                     19,092,006      23,975,778      57,439,213       4,536,396
Accumulated undistributed net investment income           --            18,241            --               271
(loss)
Accumulated undistributed net realized gain
(loss) on investments                                  (71,377)       (311,588)     (1,737,868)     (1,577,520)
Unrealized appreciation (depreciation) of            2,555,601         (59,125)     12,012,593         634,890
investments
                                                  ------------    ------------    ------------    ------------
NET ASSETS                                        $ 21,578,085    $ 23,625,706    $ 67,719,729    $  3,594,483
                                                  ============    ============    ============    ============
Investments at Cost                               $ 18,781,273    $ 23,450,968    $ 54,899,897    $  2,954,624
                                                  ============    ============    ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                        Sentinel Variable Products Trust

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2005
--------------------------------------------------------------------------------------------
                                                   SVPT           SVPT           SVPT
                                                  MID CAP         MONEY          SMALL
                                                  GROWTH          MARKET        COMPANY
                                                   FUND            FUND           FUND
--------------------------------------------------------------------------------------------
ASSETS
Investments at value                          $ 25,645,276    $ 26,706,188    $ 53,771,810
Cash and cash equivalents                             --             1,459         292,466
Receivable for securities sold                     178,482            --           246,723
Receivable for fund shares sold                      7,358         689,876          89,868
Receivable for dividends and interest               11,786           1,804          18,742
Receivable from fund administrator                    --             1,085            --
                                              ------------    ------------    ------------
Total Assets                                    25,842,902      27,400,412      54,419,609
                                              ------------    ------------    ------------

--------------------------------------------------------------------------------------------
LIABILITIES
Payable to custodian bank                          151,654            --              --
Payable for securities purchased                      --              --           477,827
Payable for fund shares repurchased                 22,763          92,986          51,226
Income dividend payable                               --             98,065            --
Accrued expenses                                    17,745          11,821          36,313
Management fee payable                              10,534           5,698          18,898
Fund service fee payable                             2,446           2,517           4,839
                                              ------------    ------------    ------------
Total Liabilities                                  205,142         211,087         589,103
                                              ------------    ------------    ------------
Net Assets Applicable to Outstanding Shares   $ 25,637,760    $ 27,189,325    $ 53,830,506
                                              ============    ============    ============

Shares Outstanding                               2,660,231      27,189,325       3,861,980
Net Asset Value and Maximum
Offering Price Per Share                      $       9.64    $       1.00    $      13.94

--------------------------------------------------------------------------------------------
NET ASSETS REPRESENT
Shares of beneficial interest at par value    $      2,660    $     27,189    $      3,862
Paid-in capital                                 25,989,255      27,162,136      44,204,912
Accumulated undistributed net
  investment income (loss)                            --               113            --
Accumulated undistributed net
  realized gain (loss) on investments           (3,814,445)           (113)        994,339
Unrealized appreciation
  (depreciation) of investments                  3,460,290            --         8,627,393
                                              ------------    ------------    ------------
NET ASSETS                                    $ 25,637,760    $ 27,189,325    $ 53,830,506
                                              ============    ============    ============
Investments at Cost                           $ 22,184,986    $ 26,706,188    $ 45,144,417
                                              ============    ============    ============


SEE NOTES TO FINANCIAL STATEMENTS.
                                                                              29
oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                        Sentinel Variable Products Trust

STATEMENTS OF OPERATIONS
for the Year Ended December 31, 2005
-------------------------------------------------------------------------------------------------------
                                                                              SVPT           SVPT
                                                 SVPT           SVPT         COMMON         GROWTH
                                               BALANCED         BOND         STOCK          INDEX
                                                 FUND           FUND          FUND           FUND
-------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME:
Dividends                                    $   231,973    $      --      $ 1,070,496    $    56,623
Interest                                         402,444      1,156,514         79,231             55
                                             -----------    -----------    -----------    -----------
Total Income                                 $   634,417    $ 1,156,514    $ 1,149,727    $    56,678
                                             -----------    -----------    -----------    -----------
EXPENSES:
Management advisory fee                          116,231         94,287        249,028         11,535
Transfer agent fees                                9,357          9,257          9,557          8,857
Custodian fees                                     7,610          5,306         10,732         33,233
Accounting and administration services            21,136         23,568         63,009          3,844
Auditing fees                                     14,250         14,400         36,500          6,500
Legal fees                                         9,200         10,000         30,500          1,750
Trustees and Chief Compliance
Officer Fees and expenses                          1,937          2,176          5,216            400
Other                                              6,640          8,158         16,410          6,613
                                             -----------    -----------    -----------    -----------
Total Expenses                                   186,361        167,152        420,952         72,732
Expense Reimbursement                            (11,814)        (3,922)          --          (49,422)
Expense Offset                                    (7,610)        (5,306)       (10,732)          (233)
                                             -----------    -----------    -----------    -----------
Net Expenses                                     166,937        157,924        410,220         23,077
                                             -----------    -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)                     467,480        998,590        739,507         33,601
                                             -----------    -----------    -----------    -----------

-----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain (loss) on
  sales of investments                           174,838       (279,352)     1,085,898        319,571
Net change in unrealized appreciation
  (depreciation)                                 516,576       (289,521)     2,931,720       (240,338)
                                             -----------    -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS                                   691,414       (568,873)     4,017,618         79,233
                                             -----------    -----------    -----------    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS   $ 1,158,894    $   429,717    $ 4,757,125    $   112,834
                                             ===========    ===========    ===========    ===========

SEE NOTES TO FINANCIAL STATEMENTS.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                        Sentinel Variable Products Trust

STATEMENTS OF OPERATIONS
for the Year Ended December 31, 2005
---------------------------------------------------------------------------------------
                                                   SVPT         SVPT            SVPT
                                                 MID CAP       MONEY           SMALL
                                                 GROWTH        MARKET         COMPANY
                                                   FUND         FUND            FUND
INVESTMENT INCOME
INCOME:
Dividends                                    $   171,353    $    19,446    $   344,765
Interest                                            --          843,642         68,224
                                             -----------    -----------    -----------
Total Income                                 $   171,353    $   863,088    $   412,989
                                             -----------    -----------    -----------
EXPENSES:
Management advisory fee                          123,750         67,514        219,343
Transfer agent fees                                9,157          9,057          9,357
Custodian fees                                    12,420          9,699         23,597
Accounting and administration services            25,937         27,005         53,116
Auditing fees                                     16,000         15,200         28,500
Legal fees                                        12,500         13,000         24,500
Trustees and Chief Compliance
Officer Fees and expenses                          2,401          2,500          5,393
Other                                              7,212          6,224         19,901
                                             -----------    -----------    -----------
Total Expenses                                   209,377        150,199        383,707
Expense Reimbursement                               --          (40,969)          --
Expense Offset                                    (4,420)        (1,199)       (14,097)
                                             -----------    -----------    -----------
Net Expenses                                     204,957        108,031        369,610
                                             -----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)                     (33,604)       755,057         43,379
                                             -----------    -----------    -----------

--------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS
Net realized gain (loss) on
  sales of investments                         4,216,302           --        5,866,512
Net change in unrealized appreciation
  (depreciation)                              (3,304,737)          --       (1,533,715)
                                             -----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                 911,565           --        4,332,797
                                             -----------    -----------    -----------
                                             $   877,961    $   755,057    $ 4,376,176
                                             ===========    ===========    ===========


SEE NOTES TO FINANCIAL STATEMENTS.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                        Sentinel Variable Products Trust

STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------

                                                   SVPT                           SVPT                            SVPT
                                                 BALANCED                         BOND                        COMMON STOCK
                                                   FUND                           FUND                            FUND
                                         Year Ended     Year Ended      Year Ended      Year Ended      Year Ended     Year Ended
                                         12/31/05        12/31/04         12/31/05       12/31/04         12/31/05       12/31/04
------------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS
Net investment income (loss)           $    467,480    $    349,774    $    998,590    $    982,776    $    739,507    $    573,407
Net realized gain (loss) on sales
  of investments                            174,838         595,677        (279,352)        379,993       1,085,898       1,566,094
Net change in unrealized
  appreciation (depreciation)               516,576         480,907        (289,521)       (336,112)      2,931,720       2,958,172
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net increase in net assets from
  operations                              1,158,894       1,426,358         429,717       1,026,657       4,757,125       5,097,673
                                       ------------    ------------    ------------    ------------    ------------    ------------


------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income                 (476,522)       (426,658)     (1,038,455)     (1,024,931)       (743,671)       (569,917)
From net realized gain on investments      (358,695)       (692,429)           --          (324,784)           --              --
                                       ------------    ------------    ------------    ------------    ------------    ------------
Total distributions to shareholders        (835,217)     (1,119,087)     (1,038,455)     (1,349,715)       (743,671)       (569,917)
                                       ------------    ------------    ------------    ------------    ------------    ------------

------------------------------------------------------------------------------------------------------------------------------------
FROM SHARE TRANSACTIONS
Net proceeds from sales of shares         3,441,006       5,847,913       5,281,899       6,877,632      16,017,945      18,775,778
Net asset value of shares in
  reinvestment of dividends
  and distributions                         835,217       1,119,087       1,038,455       1,349,715         743,671         569,917
                                       ------------    ------------    ------------    ------------    ------------    ------------
                                          4,276,223       6,967,000       6,320,354       8,227,347      16,761,616      19,345,695
Less: Payments for shares reacquired     (3,910,279)     (4,109,885)     (5,310,788)     (7,059,442)    (12,778,820)    (11,560,971)
                                       ------------    ------------    ------------    ------------    ------------    ------------
Increase (decrease) in net assets from
  capital share transactions                365,944       2,857,115       1,009,566       1,167,905       3,982,796       7,784,724
                                       ------------    ------------    ------------    ------------    ------------    ------------
TOTAL INCREASE (DECREASE) IN
NET ASSETS FOR PERIOD                       689,621       3,164,386         400,828         844,847       7,996,250      12,312,480
Net Assets: Beginning of period          20,888,464      17,724,078      23,224,878      22,380,031      59,723,479      47,410,999
                                       ------------    ------------    ------------    ------------    ------------    ------------
Net Assets: End of period              $ 21,578,085    $ 20,888,464    $ 23,625,706    $ 23,224,878    $ 67,719,729    $ 59,723,479
                                       ============    ============    ============    ============    ============    ============

Undistributed Net Investment
Income (Loss) at End of Period         $       --      $        755    $     18,241    $      7,296    $       --      $      3,490
                                       ============    ============    ============    ============    ============    ============

SEE SEE NOTES TO FINANCIAL STATEMENTS.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                        Sentinel Variable Products Trust

STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------
                SVPT                         SVPT                             SVPT                          SVPT
           GROWTH INDEX                 MID CAP GROWTH                    MONEY MARKET                  SMALL COMPANY
               FUND                          FUND                             FUND                          FUND
   Year Ended      Year Ended      Year Ended     Year Ended       Year Ended      Year Ended     Year Ended      Year Ended
    12/31/05        12/31/04        12/31/05       12/31/04         12/31/05        12/31/04       12/31/05        12/31/04
-----------------------------------------------------------------------------------------------------------------------------

$     33,601    $     54,900    $    (33,604)   $   (119,947)   $    755,057    $    250,609    $     43,379    $     44,575

     319,571         (76,093)      4,216,302       2,021,791            --              --         5,866,512       4,402,227

    (240,338)        212,638      (3,304,737)      1,142,454            --              --        (1,533,715)      2,540,501
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
     112,834         191,445         877,961       3,044,298         755,057         250,609       4,376,176       6,987,303
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


-----------------------------------------------------------------------------------------------------------------------------
     (33,604)        (54,847)           --              --          (755,057)       (250,609)        (45,357)        (44,527)
        --              --              --              --              --              --        (5,145,816)     (4,559,144)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
     (33,604)        (54,847)           --              --          (755,057)       (250,609)     (5,191,173)     (4,603,671)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------


-----------------------------------------------------------------------------------------------------------------------------
     661,236       1,224,781       3,481,923       7,552,315      18,789,425      24,186,543      11,916,274      18,134,653

      33,604          54,847            --              --           755,057         250,609       5,191,173       4,603,671
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
     694,840       1,279,628       3,481,923       7,552,315      19,544,482      24,437,152      17,107,447      22,738,324
  (1,322,842)     (1,089,629)     (6,792,325)     (7,572,233)    (21,043,916)    (25,037,419)    (16,102,464)    (10,443,653)
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (628,002)        189,999      (3,310,402)        (19,918)     (1,499,434)       (600,267)      1,004,983      12,294,671
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------

    (548,772)        326,597      (2,432,441)      3,024,380      (1,499,434)       (600,267)        189,986      14,678,303
   4,143,255       3,816,658      28,070,201      25,045,821      28,688,759      29,289,026      53,640,520      38,962,217
------------    ------------    ------------    ------------    ------------    ------------    ------------    ------------
$  3,594,483    $  4,143,255    $ 25,637,760    $ 28,070,201    $ 27,189,325    $ 28,688,759    $ 53,830,506    $ 53,640,520
============    ============    ============    ============    ============    ============    ============    ============

$        271    $        317    $       --      $       --      $        113    $        113    $       --      $     41,266
============    ============    ============    ============    ============    ============    ============    ============

SEE NOTES TO FINANCIAL STATEMENTS.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                              Financial Highlights
Selected per share data and ratios.
Selected data for a share of capital stock outstanding throughout each fiscal period.

                               Income From Investment Operations                     Less Distributions
                               ---------------------------------    ---------------------------------------
                                          Net gains or
                                           losses on
          Fiscal    Net asset      Net    securities                 Dividends                               Net asset
           year       value,   investment    (both     Total from   (from net   Distributions                  value,
         (period    beginning    income  realized and  investment   investment  (from realized   Total         end of
Fund      ended)    of period    (loss)   unrealized)  operations     income)       gains)    distributions    period
----------------------------------------------------------------------------------------------------------------------
BALANCED 08/01/03-
         12/31/03(A)  $10.00    $ 0.08     $ 1.43      $ 1.51         $0.09       $ 0.16         $0.25        $11.26
         12/31/04      11.26      0.20       0.64        0.84          0.25         0.40          0.65         11.45
         12/31/05      11.45      0.26       0.39        0.65          0.27         0.20          0.47         11.63
----------------------------------------------------------------------------------------------------------------------
BOND     08/01/03-
         12/31/03(A)  $10.00    $ 0.18     $ 0.36      $ 0.54         $0.19       $ 0.10         $0.29        $10.25
         12/31/04      10.25      0.46       0.03        0.49          0.48         0.15          0.63         10.11
         12/31/05      10.11      0.43      (0.25)       0.18          0.45         --            0.45          9.84
----------------------------------------------------------------------------------------------------------------------
COMMON   12/31/01     $10.49    $ 0.11     $(0.95)     $(0.84)        $0.11       $ 0.04         $0.15        $ 9.50
STOCK    12/31/02       9.50      0.10      (1.75)      (1.65)         0.10         --            0.10          7.75
         12/31/03       7.75      0.08       2.36       2.44           0.08         --            0.08         10.11
         12/31/04      10.11      0.11       0.87       0.98           0.11         --            0.11         10.98
         12/31/05      10.98      0.13       0.71       0.84           0.13         --            0.13         11.69
----------------------------------------------------------------------------------------------------------------------
GROWTH   12/31/01     $ 9.46    $ 0.02     $(1.29)     $(1.27)        $0.02       $ --           $0.02        $ 8.17
INDEX    12/31/02       8.17      0.04      (2.00)      (1.96)         0.04         --            0.04          6.17
         12/31/03       6.17      0.06       1.42        1.48          0.06         --            0.06          7.59
         12/31/04       7.59      0.11       0.30        0.41          0.11         --            0.11          7.89
         12/31/05       7.89      0.08       0.16        0.24          0.08         --            0.08          8.05
----------------------------------------------------------------------------------------------------------------------
MID CAP  12/31/01     $10.14    $(0.04)    $(2.42)     $(2.46)        $ --        $ --           $ --         $ 7.68
GROWTH   12/31/02       7.68     (0.01)     (1.84)      (1.85)          --          --             --           5.83
         12/31/03       5.83     (0.04)      2.48        2.44           --          --             --           8.27
         12/31/04       8.27     (0.04)      1.06        1.02           --          --             --           9.29
         12/31/05       9.29     (0.01)      0.36        0.35           --          --             --           9.64
----------------------------------------------------------------------------------------------------------------------
MONEY    12/31/01     $ 1.00    $ 0.0361   $  --       $ 0.0361       $0.0361     $ --           $0.0361      $ 1.00
MARKET   12/31/02       1.00      0.0132      --         0.0132        0.0132       --            0.0132        1.00
         12/31/03       1.00      0.0075      --         0.0075        0.0075       --            0.0075        1.00
         12/31/04       1.00      0.0095      --         0.0095        0.0095       --            0.0095        1.00
         12/31/05       1.00      0.0280      --         0.0280        0.0280       --            0.0280        1.00
----------------------------------------------------------------------------------------------------------------------
SMALL    12/31/01     $10.73    $ 0.03     $ 0.54      $ 0.57         $0.03       $0.00****     $ 0.03        $11.27
COMPANY  12/31/02      11.27      0.03      (1.60)      (1.57)         0.03        0.01           0.04          9.66
         12/31/03       9.66      0.01       3.80        3.81          0.01        0.01           0.02         13.45
         12/31/04      13.45      0.01       2.13        2.14          0.01        1.33           1.34         14.25
         12/31/05      14.25      0.01       1.16        1.17          0.01        1.47           1.48         13.94
----------------------------------------------------------------------------------------------------------------------



(A)  Commenced operations August 1, 2003.
+    Annualized
++   Not annualized
* Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all distributions at net asset value during the period, and a redemption on the last day of the period. Total return does not include any fees, charges or expenses imposed by National Life Insurance Company, the issuer of variable annuity and life insurance contracts for which the funds serve as underlying investment vehicles.
** The ratios do not include a reduction of expenses for custodian fee credits on cash balances maintained with the custodian.
*** Expense reductions are comprised of the voluntary expense reimbursements as described in Note (3).
**** Represents less than $0.005 or $(0.005) of average daily shares outstanding.


See SEE NOTES TO FINANCIAL STATEMENTS.


                                              Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------
                                                                                        Ratio of
                                       Ratio of       Ratio of              Ratio    net investment
                                     expenses to     expenses to            of net    income (loss)
          Net assets     Ratio of    average net     average net            income      to average
Total     at end of    expenses to  assets before    assets before        (loss) to   net assets before     Portfolio
return*     period     average net  custodian fee       expense         average net   voluntary expense     turnover
(%)     (000 omitted)   assets(%)     credits**%   reimbursements***(%)    assets(%)  reimbursements***(%)  rate (%)
-----------------------------------------------------------------------------------------------------------------------

 15.07++    $17,724       0.82+         0.84+             1.04+              1.95+        1.75+                85++
  7.44       20,888       0.78          0.81              0.88               1.79         1.72                230
  5.65       21,578       0.79          0.83              0.88               2.21         2.16                189
-----------------------------------------------------------------------------------------------------------------------
  5.38++    $22,380       0.67+         0.69+             0.73+              4.07+        4.03+               162++
  4.75       23,225       0.67          0.69              0.71               4.31         4.29                383
  1.81       23,626       0.67          0.69              0.71               4.24         4.22                386
-----------------------------------------------------------------------------------------------------------------------
 (8.10)     $34,245       0.48          0.51              0.74               1.23         1.01                 46
(17.33)      32,308       0.48          0.51              0.71               1.24         1.04                 50
 31.43       47,411       0.66          0.68              0.75               0.95         0.88                 77
  9.65       59,723       0.65          0.67              0.67               1.11         1.11                 51
  7.64       67,720       0.65          0.67              0.67               1.17         1.17                 22
-----------------------------------------------------------------------------------------------------------------------
(13.44)     $ 3,926       0.60          0.65              2.30               0.31        (1.34)                33
(24.04)       4,418       0.60          0.61              2.12               0.62        (0.89)                28
 23.97        3,817       0.60          0.61              3.03               0.88        (1.55)                60
  5.35        4,143       0.60          0.60              2.15               1.37        (0.18)                41
  2.99        3,594       0.60          0.61              1.89               0.87        (0.41)                47
-----------------------------------------------------------------------------------------------------------------------
(24.26)     $22,221       0.71          0.78              0.84              (0.45)       (0.50)                88
(24.09)      16,963       0.71          0.74              0.85              (0.19)       (0.30)               246
 41.85       25,046       0.82          0.84              0.89              (0.52)       (0.57)               120
 12.33       28,070       0.79          0.80              0.80              (0.45)       (0.45)               109
  3.77       25,638       0.79          0.81              0.81              (0.13)       (0.13)               163
-----------------------------------------------------------------------------------------------------------------------
  3.70      $27,611       0.40          0.42              0.56               3.46         3.32                --
  1.32       33,048       0.40          0.40              0.51               1.32         1.22                --
  0.75       29,289       0.40          0.40              0.53               0.75         0.62                --
  0.96       28,689       0.40          0.40              0.54               0.95         0.82                --
  2.84       27,189       0.40          0.40              0.56               2.80         2.64                --
-----------------------------------------------------------------------------------------------------------------------
  5.35      $19,044       0.57          0.65              0.94               0.40         0.11                 59
(13.92)      22,651       0.57          0.61              0.81               0.31         0.11                 57
 39.44       38,962       0.74          0.76              0.81               0.14         0.08                 55
 15.91       53,641       0.70          0.72              0.72               0.10         0.10                 52
  8.21       53,831       0.70          0.72              0.72               0.08         0.08                 70
-----------------------------------------------------------------------------------------------------------------------

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                         Notes to Financial Statements

1. ORGANIZATION:
The Sentinel Variable Products Trust (the Trust) is an open-end investment company, registered under the Investment Company Act of 1940 as amended, which continuously offers its shares to separate accounts of National Life Insurance Company to serve as the investment vehicle for variable life insurance and annuity contracts. The Trust consists of seven separate and distinct funds, six of which are diversified: Balanced, Bond, Common Stock, Mid Cap Growth, Money Market and Small Company, (the Growth Index Fund being non-diversified). The seven funds of the Trust are referred to hereinafter collectively as the Funds, and individually as a Fund.

2. SIGNIFICANT ACCOUNTING POLICIES:
The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements.

A. SECURITY VALUATION: Equity securities which are traded on a national or foreign securities exchange and over-the-counter securities listed in the NASDAQ National Market System are valued at the last reported sales price on the principal exchange on which they are traded on the date of determination. Securities for which no sale was reported on that date are valued at the mean between the last reported bid and asked prices. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. Fixed income securities are valued on the basis of valuations provided by independent pricing services. The mean price is used for valuation purposes. The independent pricing organization values the investments, taking into consideration characteristics of the securities, values of similar securities that trade on a regular basis, and other relevant market data. Securities for which market quotations are not readily available may be fair valued under procedures adopted by the Trust's board. The board has delegated this responsibility to a pricing committee, subject to their review and supervision. Short-term securities maturing in 60 days or less are stated at cost plus accrued interest earned which approximates market value. Money market securities are valued at amortized cost, which approximates market value. The amortized cost method values a security at cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are accounted for on the next business day following trade date (trade date plus one). Under certain circumstances, exceptions are made so that purchases and sales are booked on trade date. These exceptions include:

     (1)  the Sentinel Variable Products Trust Growth Index Fund;
     (2) when trades occur on a day that happens to coincide with the end of a financial reporting period; or
     (3) at the discretion of management if significant price movements are deemed large enough to impact the calculation of the net asset value per share.

         Interest income is recorded on the accrual basis which includes the amortization of bond premiums on fixed income securities. Dividend income is recorded on the ex-dividend date. The cost of securities sold is determined by the use of the specific identification method. Market discount and original issue discount are accreted into income.

C. DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to the reclassification of net investment losses to net short-term capital gains or paid-in-capital, current year paydowns and dividends paid. Reclassifications were made to reflect these differences as of December 31, 2005.

                                   Accumulated      Accumulated
                                  undistributed    undistributed
                                  net investment   net realized gain   Paid-in
                                                         (loss)
       SVPT Fund                   income (loss)   on investments     capital
--------------------------------------------------------------------------------
Balanced ....................        $  8,287         $ (8,200)        $    (87)
Bond ........................          50,810          (50,810)            --
Common Stock ................             674             --               (674)
Growth Index ................             (43)              43             --
Mid Cap Growth ..............          33,604             --            (33,604)
Small Company ...............         (39,288)          39,288             --

D. REPURCHASE AGREEMENTS: Each Fund, to a limited extent, may enter into repurchase agreements as a means of making short-term investments, of seven days or less, and in aggregate amounts of not more than 25% of the net assets of a Fund. Each Fund, through its custodian, takes possession of the securities collateralizing repurchase agreements. All repurchase agreements used by the Funds will provide that the value of the collateral underlying the repurchase agreement always be at least equal to 102% of the repurchase price. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. There were no repurchase agreements outstanding at December 31, 2005.

E. OTHER: Direct expenses of a fund are charged to that Fund while common expenses of the Trust are allocated proportionately based upon the Funds' respective average net assets or number of shareholder accounts. Earnings credits are received from the custodian bank on cash balances and are reflected in the statement of operations as an expense offset.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo


         The ratio of net investment income to average net assets for each Fund is calculated utilizing the average shares method.

         The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

F. FEDERAL INCOME TAXES: No provision is made for Federal taxes as it is the Fund's intention to have each Fund continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from any Federal excise tax or income tax liability.

G. OPTIONS: When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund as a writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option.

         There were no transactions in options during the period ended December 31, 2005.

H. DOLLAR ROLLS: SVPT Balanced and SVPT Bond Funds may enter into dollar rolls in which the Funds sell securities for delivery in the current month, and simultaneously contract to repurchase similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Funds forego principal and interest paid on the securities. The Funds are compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The difference between the sale proceeds and the lower repurchase price is recorded as interest income.

3. MANAGEMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS
Pursuant to an Investment Advisory Agreement, Sentinel Asset Management, Inc.
(SAM), an indirectly wholly owned susidiary of National Life Holding Company, manages the Funds' investments and their business operations under the overall supervision of the Trust's Board of Trustees. SAM has the responsibility for making all investment decisions for the Funds. As compensation for services rendered under its advisory agreement, the Trust pays to SAM a monthly fee determined as follows:
     a) WITH RESPECT TO SVPT BALANCED FUND. 0.55% per annum on the average daily net assets of the Fund.
     b) WITH RESPECT TO SVPT BOND FUND. 0.40% per annum on the average daily net assets of the Fund.
     c) WITH RESPECT TO THE SVPT COMMON STOCK, SVPT MID CAP GROWTH AND SVPT SMALL COMPANY FUNDS: 0.50% per annum on the first $20 million of average daily net assets of each Fund; 0.40% per annum on the next $20 million of such assets of each Fund; and 0.30% per annum on such assets of each Fund in excess of $40 million.
     d) WITH RESPECT TO SVPT GROWTH INDEX FUND: 0.30% per annum on the average daily net assets of the Fund
     e) WITH RESPECT TO THE SVPT MONEY MARKET FUND: 0.25% per annum on the average daily net asset of the Fund. SAM has voluntarily agreed for a period of at least until December 31, 2006 to waive the Funds' advisory fees or other expenses necessary to limit these Funds' overall expense ratios, after expense offsets, to the amounts shown below:

        o SVPT Balanced Fund                0.79%
        o SVPT Bond Fund                    0.67%
        o SVPT Common Stock Fund            0.66%
        o SVPT Growth Index Fund            0.60%
        o SVPT Mid Cap Growth Fund          0.82%
        o SVPT Money Market Fund            0.40%
        o SVPT Small Company Fund           0.74%

         These arrangements may be changed or terminated at any time after December 31, 2006.

         For the period ended December 31, 2005, the amounts reimbursed were as follows: SVPT Balanced $11,814, SVPT Bond $3,922, SVPT Growth Index $49,422 and SVPT Money Market $40,969.

         Equity Services Inc. (ESI), an indirectly wholly owned subsidiary of National Life Holding Company, acts as the principal underwriter of shares of the Funds. ESI receives no compensation from the Trust for acting as principal underwriter.

         Both independent directors of SVPT receive a meeting fee of $1,500 for each meeting attended during the fiscal year. This compensation totaled $6,000 for each director. The Chief Compliance Officer was compensated $8,013 for fiscal year 2005.

         Pursuant to the Fund Services Agreement with Sentinel Administrative Services Company (SASC), an indirectly wholly owned subsidiary of National Life Holding Company, the Trust receives certain transfer agency, fund accounting and financial administration services. For these services, the Fund Services Agreement provides for the Trust to pay to SASC a fixed fee totaling $20,000 per year for transfer agency services and a fee of 0.10% of average daily net assets of the Funds for fund accounting and financial administration services. For the period ended December 31, 2005 this fee totaled $237,616.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

4. INVESTMENT TRANSACTIONS:
Purchases and sales (excluding short-term obligations) for the period ended December 31, 2005 were as follows:

                       Purchases of     Sales of
                        other than    Purchases of    other than
                           U.S.            U.S.           U.S.     Sales of U.S.
                        Government      Government     Government   Government
                        direct and      direct and     direct and    direct and
                          agency          agency        agency         agency
SVPT Fund               obligations    obligations    obligations    obligations
--------------------------------------------------------------------------------
Balanced ...........    $ 4,587,005    $33,981,454    $ 5,254,652    $33,503,124
Bond ...............      4,855,136     84,698,293      4,327,352     83,869,010
Common Stock .......     17,133,507           --       13,398,080           --
Growth Index .......      1,813,130           --        2,432,236           --
Mid Cap Growth .....     42,300,246           --       45,829,196           --
Small Company ......     35,406,239           --       38,161,187           --

(The Sentinel Variable Products Money Market Fund invests only in short-term obligations.)

         At December 31, 2005, the Trust had tax basis capital losses which may be used to offset future capital gains through 2013 as follows:

CAPITAL LOSS CARRYFORWARD
                                                  Expiring in
                                                  -----------
SVPT BOND FUND                     $  130,549      12/31/2013
                                   ==========

SVPT COMMON STOCK FUND             $1,341,462      12/31/2010
                                      346,135      12/31/2011
                                   ----------
Total                              $1,687,597
                                   ==========

SVPT GROWTH INDEX FUND             $    2,589      12/31/2009
                                      340,021      12/31/2010
                                      883,435      12/31/2011
                                       16,152      12/31/2012
                                   ----------
Total                              $1,242,197
                                   ==========


SVPT MID CAP GROWTH FUND           $3,811,262      12/31/2010
                                   ==========


SVPT MONEY MARKET FUND             $      113      12/31/2011
                                   ==========

         During the year ended December 31, 2005, the Funds utilized capital losses as follows:

                                Capital losses
         SVPT Fund                 utilized
        ------------            --------------
        Common Stock             $1,136,169
        Growth Index                 59,642
        Mid Cap Growth            4,126,777

         It is unlikely that a capital gains distribution will be paid until net gains have been realized in excess of such capital loss carryforwards or the carryforwards expire.

         Capital losses incurred after October 31 (Post October losses) within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. The Balanced and Bond Funds incurred and elected to defer capital losses of $58,745 and $181,039 during fiscal 2005.

5. SHARES OF BENEFICIAL INTEREST TRANSACTIONS:
There are an unlimited number of authorized shares for each Fund in the Trust. Each share has a par value of $0.001. Transactions in shares for the fiscal years ended December 31, 2005 and December 31, 2004 were as follows:

                                                    Shares
                                                  issued in                      Net
                                                 reinvestment                  increase
                                                 of dividends    Shares       (decrease)
                                     Shares        and dis-      reac-        in shares
SVPT Fund                             sold        tributions     quired      outstanding
----------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2005

Balanced .....................       295,707        71,570       335,787        31,490
Bond .........................       516,569       105,427       519,957       102,039
Common Stock .................     1,430,156        63,291     1,140,912       352,535
Growth Index .................        84,282         4,149       167,254       (78,823)
Mid Cap Growth ...............       381,481          --         744,086      (362,605)
Money Market .................    18,789,425       755,057    21,043,916    (1,499,434)
Small Company ................       827,357       370,269     1,100,794        96,832

YEAR ENDED DECEMBER 31, 2004
Balanced .....................       510,518        97,737       358,328       249,927
Bond .........................       658,998       133,768       678,211       114,555
Common Stock .................     1,818,591        51,905     1,120,442       750,054
Growth Index .................       159,626         6,943       144,443        22,126
Mid Cap Growth ...............       898,507          --         903,972        (5,465)
Money Market .................    24,186,543       250,609   25,037,419 (      600,267)
Small Company ................     1,280,357       322,160       734,904       867,613

6.  DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended December 31, 2005 and December 31, 2004 were as follows:

YEAR ENDED DECEMBER 31, 2005
                                                   Long Term    Return
                                   Ordinary        Capital        of
Fund                                Income          Gain        Capital        Total
---------------------------------------------------------------------------------------
Balanced .....................   $   487,733   $   347,398   $        86   $   835,217
Bond .........................     1,019,881        18,574          --       1,038,455
Common Stock .................       743,671          --            --         743,671
Growth Index .................        33,604          --            --          33,604
Mid Cap Growth ...............          --            --            --            --
Money Market .................       755,057          --            --         755,057
Small Company ................       713,252     4,477,921          --       5,191,173

YEAR ENDED DECEMBER 31, 2004
                                                    Long Term    Return
                                   Ordinary        Capital        of
Fund                                Income          Gain        Capital        Total
---------------------------------------------------------------------------------------
Balanced .....................   $ 1,039,335   $    79,752   $      --     $ 1,119,087
Bond .........................     1,236,822       112,893          --       1,349,715
Common Stock .................       569,917          --            --         569,917
Growth Index .................        54,847          --            --          54,847
Mid Cap Growth ...............          --            --            --            --
Money Market .................       250,609          --            --         250,609
Small Company ................     2,212,290     2,391,381          --       4,603,671

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

         As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:
                                                  Currently
                                                Distributable
                                  Currently       Long Term
                                 Distributable   Capital Gain       Unrealized
                                   Ordinary       or Capital       Appreciation/
Fund                                Income      Loss Carryover     Depreciation
--------------------------------------------------------------------------------
Balanced ..................     $       --       $       --        $  2,542,969
Bond ......................           18,241         (130,549)          (59,125)
Common Stock ..............             --         (1,687,597)       11,962,322
Growth Index ..............              117       (1,242,197)          299,720
Mid Cap Growth ............             --         (3,811,262)        3,457,107
Money Market ..............              113             (113)             --
Small Company .............             --          1,045,383         8,576,347

7.  INDEMNIFICATIONS
In the normal course of business, the Funds enter into contracts that contain a variety of representations, which provide general indemnifications. The Funds' maximum exposure under these managements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

8.  SUBSEQUENT EVENTS
On October 28, 2005, National Life Insurance Company and its affiliated separate accounts filed an application with the Securities and Exchange Commission requesting to substitute certain unaffiliated mutual funds for the SVPT Growth Index Fund. If the application is approved, the SVPT Growth Index Fund is expected to de-register and dissolve immediately following the effectiveness of such substitution.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

             Report of Independent Registered Public Accounting Firm

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
SENTINEL VARIABLE PRODUCTS TRUST

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Sentinel Variable Products Trust Balanced Fund, Sentinel Variable Products Trust Bond Fund, Sentinel Variable Products Trust Common Stock Fund, Sentinel Variable Products Trust Growth Index Fund, Sentinel Variable Products Trust Mid Cap Growth Fund, Sentinel Variable Products Trust Money Market Fund and Sentinel Variable Products Trust Small Company Fund of the Sentinel Variable Products Trust (the "Funds") at December 31, 2005, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

         As disclosed in Note 8, an application has been filed with the Securities and Exchange Commission to substitute certain unaffiliated mutual funds for the Sentinel Variable Products Trust Growth Index Fund ("Growth Index Fund"). If the application is approved, Growth Index Fund is expected to deregister and dissolve immediately following the effectiveness of such substitution.


PRICEWATERHOUSECOOPERS LLP
New York, New York
February 16, 2006
oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                   Information and Services for Policyholders

FEDERAL TAX STATUS OF DIVIDENDS AND DISTRIBUTIONS

         Certain tax information for the Sentinel Variable Products Trust Funds is required to be provided to policyholders based upon the Funds' income and distributions for the taxable year ended December 31, 2005.

         The following table represents the percentage of ordinary income distributions eligible for the dividends received deduction and the percentage of its ordinary income distributions treated as qualified dividend income along with the dollar amount of long-term capital gains distributed by the Funds.

                                       Dividends       Qualified      Long-Term
                                       Received         Dividend     Capital Gain
Fund                                   Deduction        Income       Distributions
----------------------------------------------------------------------------------
Balanced ....................             48.68%          48.57%      $  358,695
Bond ........................              --              --             18,574
Common Stock ................            100.00          100.00             - 55
Growth Index ................            100.00          100.00             - 55
Small Company ...............             47.94           47.82        4,477,921

PORTFOLIO PROXY VOTING GUIDELINES AND VOTING RECORD
Sentinel Variable Products Trust Funds portfolio proxy voting guidelines, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2005 are available without charge online at www.nationallife.com under the Quick Picks menu and the "Prospectuses" tab, at www.sec.gov, or by calling (800) 537-7003.

AVAILABILITY OF QUARTERLY SCHEDULE OF INVESTMENTS
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information.)

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                           Board Approval of Advisory

Agreement The Trust has entered into two investment advisory agreements with Sentinel Asset Management, Inc. ("Advisor"): one on behalf of the Common Stock, Mid Cap Growth, Small Company, Growth Index and Money Market Funds, and another on behalf of the Balanced and Bond Funds. The Funds' Board of Trustees consists of two independent Trustees and a third Trustee who is affiliated with the Advisor and related companies. Every year the Board separately considers, on behalf of the shareholders of each Fund, the approval of the Fund's applicable advisory agreement. The Board last voted to approve the advisory agreements at a meeting held on November 11, 2005. The Board's approval was based on its consideration, at meetings on that date and throughout the preceding year, of the services provided to each Fund by the Advisor under the advisory agreements, as well as other services provided by the Advisor and its affiliates under other agreements, and the personnel who provide these services.

         THE ADVISOR'S PERSONNEL AND INVESTMENT PROCESS. Each quarter, the Trustees discuss with senior management of the Advisor the strategies being used to achieve each Fund's stated objectives. Among other things, the Board considers the size, education and experience of each Fund's portfolio management team. At their meeting held on November 11, 2005, the Trustees noted each portfolio manager's experience as an investment professional, which totaled 24 years for Mr. Brownlee, portfolio manager of the Bond Fund and the fixed income portion of the Balanced Fund; 17 years for Mr. Manion, portfolio manager of the Common Stock Fund and the equity portion of the Balanced Fund; 26 years for Mr. Lee, portfolio manager of the Mid Cap Growth Fund; 31 years for Ms. Coppola, portfolio manager of the Money Market Fund; 15 years for Dr. Lert, portfolio manager of the Growth Index Fund; and 14 years for Mr. Schwartz and 7 years for Ms. Pecor, co-portfolio managers of the Small Company Fund. The Trustees noted that Ms. Pecor became co-portfolio manager of the Small Company Fund in 2005.

         Throughout the year, the Board requested and received information that included sales and redemption data for each Fund, a discussion on investment strategies used by the Fund and the valuation and pricing of each Fund's portfolio holdings, the Advisor's policies and practices regarding the allocation of portfolio transactions of the Funds, including the extent to which the Advisor benefits from soft dollar arrangements. In preparation for their November 11, 2005 meeting, the Trustees requested and evaluated materials from the Advisor that included performance and expense information for other variable product funds with similar investment objectives provided by Morningstar Associates, LLC, an independent third party provider. Prior to voting, the Trustees reviewed the proposed continuance of the advisory agreements with management and fund counsel, who is independent of the Advisor, and received a memorandum from such counsel discussing the legal standards for their consideration of advisory agreements.

         FUND PERFORMANCE. The Board receives performance data at least quarterly, and monitors the Advisor's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness.

         The Board noted that, as of September 30, 2005, (1) the Balanced Fund ranked in the second quartile of its Morningstar peers with respect to 1-year net and risk-adjusted returns, (2) the Bond Fund ranked in the first quartile of its Morningstar peers with respect to 1-year net and risk-adjusted returns, (3) the Common Stock Fund ranked in the first quartile of its Morningstar peers with respect to 3-year net returns and the top half of its peers with respect to its 1- and 3-year risk-adjusted returns, (4) the Mid Cap Growth Fund showed comparatively less attractive performance results, (5) the Money Market Fund ranked in the first quartile of its Morningstar peers and category with respect to 1- and 3-year net returns, and (6) the Small Company Fund ranked in the first or second quartile of its Morningstar peers and category with respect to 1-and 3-year risk-adjusted returns.

         The Board noted the absence of variable product funds that, like the Growth Index Fund, tracked the S&P 500/BARRA Growth Index during the periods covered. (Since December 16, 2005, the Fund has tracked the S&P 500/Citigroup Growth Index, a successor to the S&P 500/BARRA Growth Index.) The Board noted that the Growth Index Fund ranked significantly below median of index funds in its Morningstar Large Cap Growth category, but recognized that very few comparable variable products funds tracked the S&P 500/BARRA Growth Index, and that the Fund had succeeded in tracking its index reasonably closely for the periods compared.

         The Advisor noted recent changes to the portfolio managers' incentive compensation plan, recent investment by the Advisor in the portfolio management department and strategy changes and recent increased analyst resources for the Mid Cap Growth Fund.

         After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the advisory agreements, that the performance of the applicable Funds and the Advisor supported the renewal of each advisory agreement.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo


         ADVISORY FEES AND OTHER EXPENSES. The Board reviewed each Fund's annual expense ratio, which reflects asset-based costs such as advisory fees, accounting and administrative costs and the effects of any fee waivers. The Board then compared each Fund's expense ratio to the average expense ratio of the other funds in its Morningstar category. The Board noted that the expense ratio of each Fund was significantly less than the average expense ratio of the funds in its category. The Trustees noted that with the exception of the Growth Index Fund, the generally increasing level of assets across all Funds had either eliminated the Advisor's expense waiver/reimbursement applicable to each Fund or had reduced it to a small amount. They noted that the Growth Index Fund's assets remained relatively low, and that the Fund's expense ratio would have been significantly higher without the Advisor's substantial reimbursement or waiver. The Trustees noted that they had previously been advised that National Life Insurance Company had filed with the Securities and Exchange Commission an application for an order to substitute certain unaffiliated mutual funds for the Growth Index Fund in National Life Insurance Company's variable life and annuity products, and the Trustees had approved the de-registration and dissolution of the Growth Index Fund immediately following such substitution, which is expected to occur in 2006.

         The Board considered the advisory fee rates charged by an affiliate of the Advisor for managing mutual fund portfolios that are similar to the Funds but available to the public. The Board noted that the fees of each Fund with a corresponding publicly available fund were lower than the fees of its corresponding fund, and concluded that the Fund's advisory fee and fee rate and overall expense ratio, including applicable fee waivers, were reasonable in comparison.

         The Board also considered the fact that the Advisor or its affiliates provide services for managing non-mutual fund portfolios. The Trustees noted that the Advisor or its affiliates generally do so either at cost or at a fee rate that was higher than the fees incurred by the Funds.

         After reviewing these and related factors, the Board concluded, within the context of their overall conclusions regarding each advisory agreement, that the advisory fees and expenses of each Fund and the Advisor were fair and reasonable, supported the approval of each advisory agreement.

         PROFITABILITY. The Board reviewed information prepared by the Advisor regarding the profitability of the Advisor of its advisory relationship with each Fund as well as the overall profitability to the Advisor and its affiliates. The Board reviewed the profitability of the Advisor and its affiliates in providing services to the Funds as compared to the profitability, as presented in materials provided by the Advisor and derived from Morningstar data, of thirteen publicly held investment management companies. The Board noted that the actual and pro forma profitability of the Advisor and its affiliates was not inconsistent with the Morningstar data.

         ECONOMIES OF SCALE. The Board considered whether there had been economies of scale in respect of the management of the Funds, and whether the Funds had appropriately benefited from any available economies of scale. The Board recognized that the fee schedules in the advisory agreement for the Common Stock, Mid Cap Growth and Small Company Funds each have breakpoints that reduce the advisory fee rate as the Fund's assets increase above certain levels. They also considered the current level of assets of each Fund. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each advisory agreement, that the extent to which economies of scale were shared with the Funds supported the renewal of the advisory agreements.

         CONCLUSION. The Trustees considered the Advisor to be an experienced asset management firm and considered the overall quality of services provided by the Advisor to be excellent. They believed that the Advisor is financially sound and well managed. After the independent Trustees deliberated without the presence of the Advisor or its affiliates, the entire Board, including all of the independent Trustees, approved the renewal of the existing advisory agreements. The Board concluded that each Fund's advisory fee set forth in its advisory agreement was reasonable in relation to the services to be provided and that the advisory agreements were in the best interests of each Fund and its shareholders.

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

                           Board Members and Officers

Policyholders elect a board that oversees the Trust's operations. The board appoints officers who are responsible for day-to-day business decisions based on policies set by the board.

         The following is a list of the Trust's board members. Each member oversees the seven portfolios of the Sentinel Variable Products Trust. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the board.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------------------------------------
                             Position held with
                             Registrant and       Principal occupations during past
Name, Address, Age           length of service    five years                            Public directorships
--------------------------------------------------------------------------------------------------------------

WILLIAM D.                   Trustee since        Executive Vice President, Commercial        None
MCMEEKIN                     2000                 Services - TD Banknorth, N.A.
(61)                                              (formerly Banknorth Vermont) since
One National Life Drive                           June, 2005; Senior Vice President &
Montpelier, VT 05604
                                                  Senior Lending Officer, 2001 to 2005;
                                                  Community President - The Howard
                                                  Bank, 2000 to 2001
--------------------------------------------------------------------------------------------------------------


WILLIAM G. RICKER            Trustee since        Former President -                          None
(65)                         2000                 Denis, Ricker & Brown
One National Life Drive                           (Insurance Agency),
Montpelier, VT 05604                              1980 to 2001

--------------------------------------------------------------------------------------------------------------


BOARD MEMBERS AFFILIATED WITH SENTINEL ASSET MANAGEMENT, INC.
                             Position held with
                             Registrant and       Principal occupations during past
Name, Address, Age           length of service    five years                            Public directorships
--------------------------------------------------------------------------------------------------------------
THOMAS H. MACLEAY            Chairman since       National Life Holding Company and     Sentinel Funds (14) - Chairman, since 2003;
(56)                         2004; Chief          National Life Insurance Company -     Chief Executive Officer 2003 to 2005
One National Life Drive      Executive Officer,   Chairman of the Board, President and
Montpelier, VT      05604    2004 to 2005         Chief Executive Officer since 2002;
                                                  President and Chief Operating
                                                  Officer, 1996 to 2001

oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo

The board has appointed officers who are responsible for day-to-day business decisions based on polices it has established. The officers serve at the pleasure of the board.

OFFICERS
                              Position held with
                              Registrant and      Principal occupations during past
Name, Address, Age            length of service   five years
----------------------------------------------------------------------------------------
CHRISTIAN W.                  President and       Sentinel Asset Management, Inc.,
THWAITES (47)                 Chief Executive     Sentinel Advisors Company -
One National Life Drive       Officer since       President & Chief Executive Officer
Montpelier, VT       05604    2005                since 2005; National Life Insurance
                                                  Company - Executive Vice President
                                                  since 2005; Sentinel Group Funds,
                                                  Inc. and Sentinel Pennsylvania Tax-
                                                  Free Trust (14), President & Chief
                                                  Executive Officer since 2005; Skandia
                                                  Global Funds - Chief Executive
                                                  Officer, 1996 to 2004
----------------------------------------------------------------------------------------
THOMAS P. MALONE              Vice President      Sentinel Administrative Services
(49)                          & Treasurer         Company - Vice President since 1998;
One National Life Drive       since 2000          Assistant Vice President, 1990 to
Montpelier, VT       05604                        1998; Sentinel Group Funds, Inc. and
                                                  Sentinel Pennsylvania Tax-Free Trust -
                                                  Vice President & Treasurer since 1997

----------------------------------------------------------------------------------------
JOHN K. LANDY                 Vice President      Sentinel Administrative Services
(46)                          since 2004          Company - Senior Vice President,
One National Life Drive                           since 2004; Vice President, 1997 to
Montpelier, VT       05604                        2004; Sentinel Group Funds, Inc. and
                                                  Sentinel Pennsylvania Tax-Free Trust -
                                                  Vice President since 2003
----------------------------------------------------------------------------------------
SCOTT G. WHEELER              Assistant Vice      Sentinel Administrative Services
(40)                          President &         Company - Assistant Vice President
One National Life Drive       Assistant           since 1998; Sentinel Group Funds,
Montpelier, VT       05604    Treasurer           Inc. and Sentinel Pennsylvania Tax-
                              since 2004          Free Trust - Assistant Vice President &
                                                  Assistant Treasurer since 1998



                                                                              45


oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo


OFFICERS
----------------------------------------------------------------------------------------
                             Position held with
                             Registrant and       Principal occupations during past
Name, Address, Age           length of service    five years
KERRY A. JUNG                Secretary since      National Life Insurance Company -
(32)                         2005                 Senior Counsel since 2005; Sentinel
One National Life Drive                           Group Funds, Inc. and Sentinel
Montpelier, VT      05604                         Pennsylvania Tax-Free Trust - Secretary
                                                  since 2005; Equity Services, Inc.;
                                                  Sentinel Advisors Company; Sentinel
                                                  Asset Management, Inc.; Sentinel
                                                  Financial Services Company; Sentinel
                                                  Administrative Services Company -
                                                  Counsel since 2005; Strong Financial
                                                  Corporation - Managing Counsel, 2004-
                                                  2005; Associate Counsel, 2000 to 2004
----------------------------------------------------------------------------------------
D. RUSSELL MORGAN            Chief Compliance     Sentinel Advisors Company, Sentinel
(50)                         Officer since        Asset Management, Inc., National Life
One National Life Drive      2004; Secretary,     Variable Products Separate Accounts -
Montpelier, VT 05604         2000 to 2005         Chief Compliance Officer, since 2004;
                                                  Sentinel Group Funds, Inc. and
                                                  Sentinel Pennsylvania Tax-Free Trust -
                                                  Chief Compliance Officer, since 2004;
                                                  Secretary, 1988 to 2005; National Life
                                                  Insurance Company - Assistant General
                                                  Counsel, 2001 to 2004; Senior
                                                  Counsel, 2000 to 2001; Equity
                                                  Services, Inc. - Counsel, 1986 to 2004;
                                                  Sentinel Advisors Company, Sentinel
                                                  Asset Management, Inc., Sentinel
                                                  Financial Services Company, Sentinel
                                                  Administrative Services Company -
                                                  Counsel, 1993 to 2004
----------------------------------------------------------------------------------------

The Statement of Additional Information has additional information about the Trust's trustees and is available, without charge, upon request by calling (800) 537-7003.

    INVESTMENT ADVISOR                 CUSTODIAN AND DIVIDEND PAYING AGENT
    Sentinel Asset Management, Inc.    State Street Bank & Trust Company -
                                       Kansas City
    PRINCIPAL UNDERWRITER
    Equity Services, Inc.              TRANSFER AGENT, SHAREHOLDER SERVICING
                                       AGENT AND ADMINISTRATOR
    COUNSEL
                                       Sentinel Administrative Services Company
    Sidley Austin LLP

    INDEPENDENT REGISTERED PUBLIC
    ACCOUNTING FIRM
    PricewaterhouseCoopers LLP
This page left blank intentionally.
Sentinel Variable Products Trust
oooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooooo















                       This page left blank intentionally

Sentinel Variable
Products Trust


Sentinel Variable Products Trust Balanced Fund

Sentinel Variable Products Trust Bond Fund

Sentinel Variable Products Trust Common Stock Fund

Sentinel Variable Products Trust Growth Index Fund

Sentinel Variable Products Trust Mid Cap Growth Fund

Sentinel Variable Products Trust Money Market Fund

Sentinel Variable Products Trust Small Company Fund

THIS BROCHURE IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY WHEN PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

DISTRIBUTED BY
Equity Services, Inc.
National Life Drive
Montpelier, Vermont 05604 (800) 732-8939